UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21128

Legg Mason Partners Variable Equity Trust

(Exact name of registrant as specified in charter)

620 Eighth Avenue, 49th Floor, New York, NY 10018

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-877-721-1926

Date of fiscal year end: December 31

Date of reporting period: December 31, 2016

ITEM	1. REPORT TO STOCKHOLDERS.

The Annual Report to Stockholders is filed herewith.

Annual Report	December 31, 2016

ENTRUSTPERMAL

ALTERNATIVE SELECT VIT PORTFOLIO

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Portfolio objective

The Portfolio seeks to provide investors with long term capital appreciation.

Portfolio name change

Prior to July 22, 2016, the Portfolio was known as Permal Alternative Select VIT Portfolio. There was no change in the Portfolio’s investment objective, policies and strategy as a result of the name change.

Letter from the president

Dear Shareholder,

We are pleased to provide the annual report of EnTrustPermal Alternative Select VIT Portfolio for the twelve-month reporting period ended December 31, 2016. Please read on for a detailed look at prevailing economic and market conditions during the Portfolio’s reporting period and to learn how those conditions have affected Portfolio performance.

Special shareholder notice

The Portfolio’s Board of Trustees has determined that it is in the best interests of the Portfolio and its shareholders to terminate the Portfolio. The Portfolio is expected to cease operations on or about June 2, 2017. Before the termination is effected, and at the discretion of portfolio management, the assets of the Portfolio will be liquidated and the Portfolio will cease to pursue its investment objective.

Shares of the Portfolio will be closed to purchases and incoming exchanges as of April 28, 2017, except for the reinvestment of dividends and distributions, if any. Shareholders of the Portfolio who elect to redeem their shares prior to the completion of the liquidation will be redeemed in the ordinary course at the Portfolio’s net asset value per share. Each shareholder who remains in the Portfolio until termination will receive a liquidating distribution equal to the aggregate net asset value of the shares of the Portfolio that such shareholder then holds. Please contact your insurance company or retirement plan provider to consider options that may be available for the re-allocation of your assets.

As always, we remain committed to providing you with excellent service and a full spectrum of investment choices. We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our website, www.leggmason.com. Here you can gain immediate access to market and investment information, including:

•	Market insights and commentaries from our portfolio managers and

•	A host of educational resources.

II	EnTrustPermal Alternative Select VIT Portfolio

We look forward to helping you meet your financial goals.

Sincerely,

Jane Trust, CFA

President and Chief Executive Officer

January 31, 2017

EnTrustPermal Alternative Select VIT Portfolio	III

Investment commentary

Economic review

The pace of U.S. economic activity fluctuated during the twelve months ended December 31, 2016 (the “reporting period”). Looking back, the U.S. Department of Commerce reported that first and second quarter 2016 U.S. gross domestic product (“GDP”)i growth was 0.8% and 1.4%, respectively. GDP growth for the third quarter of 2016 was 3.5%, the strongest reading in two years. The U.S. Department of Commerce’s initial reading for fourth quarter 2016 GDP growth — released after the reporting period ended — was 1.9%. The deceleration in growth reflected a downturn in exports, an acceleration in imports, a deceleration in personal consumption expenditures and a downturn in federal government spending.

While there was a pocket of weakness in May 2016, job growth in the U.S. was solid overall and a tailwind for the economy during the reporting period. When the reporting period ended on December 31, 2016, the unemployment rate was 4.7%, as reported by the U.S. Department of Labor. The percentage of longer-term unemployed also declined over the period. In December 2016, 24.2% of Americans looking for a job had been out of work for more than six months, versus 26.9% when the period began.

Turning to the global economy, in its January 2017 World Economic Outlook Update, released after the reporting period ended, the International Monetary Fund (“IMF”)ii said, “After a lackluster outturn in 2016, economic activity is projected to pick up pace in 2017 and 2018, especially in emerging market and developing economies. However, there is a wide dispersion of possible outcomes around the projections, given uncertainty surrounding the policy stance of the incoming U.S. administration and its global ramifications.” From a regional perspective, the IMF estimates 2017 growth in the Eurozone will be 1.6%, versus 1.7% in 2016. Japan’s economy is expected to expand 0.8% in 2017, compared to 0.9% in 2016. Elsewhere, the IMF projects that overall growth in emerging market countries will accelerate to 4.5% in 2017, versus 4.1% in 2016.

After an extended period of maintaining the federal funds rateiii at a historically low range between zero and 0.25%, the Federal Reserve Board (the “Fed”)iv increased the rate at its meeting on December 16, 2015. This marked the first rate hike since 2006. In particular, the U.S. central bank raised the federal funds rate to a range between 0.25% and 0.50%. The Fed then kept rates on hold at each meeting prior to its meeting in mid-December 2016. On December 14, 2016, the Fed raised rates to a range between 0.50% and 0.75%. In the Fed’s statement after the December meeting it said, “The Committee expects that economic conditions will evolve in a manner that will warrant only gradual increases in the federal funds rate; the federal funds rate is likely to remain, for some time, below levels that are expected to prevail in the longer run. However, the actual path of the federal funds rate will depend on the economic outlook as informed by incoming data.”

Given the economic challenges in the Eurozone, the European Central Bank (“ECB”)v took a number of actions to stimulate growth and ward off deflation. In January 2015, before the reporting period began, the ECB announced that, beginning in March 2015, it would start a €60 billion-per-month bond buying program that was expected to run until September 2016. In December

IV	EnTrustPermal Alternative Select VIT Portfolio

2015, the ECB extended its monthly bond buying program until at least March 2017. In March 2016, the ECB announced that it would increase its bond purchasing program to €80 billion-per-month. It also lowered its deposit rate to -0.4% and its main interest rate to 0%. Finally, in December 2016 — the ECB again extended its bond buying program until December 2017. From April 2017 through December 2017, the ECB will purchase €60 billion-per-month of bonds. Looking at other developed countries, in the aftermath of the June 2016 U.K. referendum to leave the European Union (“Brexit”), the Bank of England (“BoE”)vi lowered rates in October 2016 from 0.50% to 0.25% — an all-time low. After holding rates steady at 0.10% for more than five years, in January 2016, the Bank of Japanvii announced that it lowered the rate on current accounts that commercial banks hold with it to -0.10%. Elsewhere, the People’s Bank of Chinaviii kept rates steady at 4.35%.

As always, thank you for your confidence in our stewardship of your assets.

Sincerely,

Jane Trust, CFA

President and Chief Executive Officer

January 31, 2017

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. Forecasts and predictions are inherently limited and should not be relied upon as an indication of actual or future performance.

[i]	Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.

ii

The International Monetary Fund (“IMF”) is an organization of 189 countries, working to foster global monetary cooperation, secure financial stability, facilitate international trade, promote high employment and sustainable economic growth, and reduce poverty around the world.

iii

The federal funds rate is the rate charged by one depository institution on an overnight sale of immediately available funds (balances at the Federal Reserve) to another depository institution; the rate may vary from depository institution to depository institution and from day to day.

iv

The Federal Reserve Board (the “Fed”) is responsible for the formulation of U.S. policies designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.

[v]	The European Central Bank (“ECB”) is responsible for the monetary system of the European Union and the euro currency.

vi	The Bank of England (“BoE”), formally the Governor and Company of the BoE, is the central bank of the United Kingdom. The BoE’s purpose is to maintain monetary and financial stability.

vii

The Bank of Japan is the central bank of Japan. The bank is responsible for issuing and handling currency and treasury securities, implementing monetary policy, maintaining the stability of the Japanese financial system and the yen currency.

viii	The People’s Bank of China (“PBoC”) is the central bank of the People’s Republic of China with the power to carry out monetary policy and regulate financial institutions in mainland China.

EnTrustPermal Alternative Select VIT Portfolio	V

Portfolio overview

Q. What is the Portfolio’s investment strategy?

A. The Portfolio seeks to provide investors with long-term capital appreciation. This multi-manager, multi-strategy Portfolio seeks to achieve long-term capital appreciation while generating attractive risk- adjusted returns. The Portfolio will attempt to produce positive returns over a full market cycle, allocating assets to strategies that historically have had a low correlation to each other and may include Equity Hedge, Event Driven, Global Macro and Relative Value strategies. The Portfolio will also attempt to limit declines during equity market corrections with lower overall Portfolio volatility.

In seeking to meet its investment goal, the Portfolio implements a tactical asset allocation program of alternative strategies overseen by the Portfolio’s manager, EnTrustPermal Management LLC (“EnTrustPermal” or the “manager”), through which the Portfolio will allocate its assets among a number of alternative investment strategies implemented by multiple unaffiliated and affiliated investment subadvisers and trading advisors. EnTrustPermal may also manage Portfolio assets directly to seek return, or to implement various market hedges.

Allocations to each of the investment strategies are expected to range from 0% to 50% of the Portfolio’s net assets. Multiple subadvisers may be utilized to gain access to different investment approaches within each category and EnTrustPermal may manage Portfolio assets directly within each category. Ongoing decisions by EnTrustPermal to allocate Portfolio assets among strategies will be based on a continuous evaluation of market conditions. Due to its assessment of prevailing market conditions, the manager may emphasize certain strategies and investment themes that the manager believes are more likely to produce positive returns.

The manager and the subadvisers implement the various alternative investment strategies by investing in a wide variety of securities of companies of any market capitalization and other financial instruments available in both U.S. and non-U.S. markets, including emerging markets. The financial instruments in which the manager and the subadvisers may invest include, but are not limited to: common stock; preferred stock; rights and warrants to purchase common stock and depositary receipts; convertible debt; loans (including collateralized loan obligations (“CLOs”); mortgage-backed securities, including collateralized mortgage obligations (“CMOs”); loan participations; trade claims; convertible securities; debt securities of governments (including the U.S. government) as well as their agencies and/or instrumentalities; debt securities of corporations throughout the world (including U.S. corporations); debt securities of any credit quality and maturity, including debt securities below investment grade; collateralized debt obligations (“CDOs”); collateralized bond obligations (“CBOs”); exchange-traded notes (“ETNs”); investment companies, including exchange-traded funds (“ETFs”); partnership interests, including master limited partnerships (“MLPs”); royalty trusts; mortgage-backed and asset-backed securities; other pooled investment vehicles, including real estate investment trusts (“REITs”)i; foreign currencies; and repurchase agreements. The Portfolio may invest in private placements. The Portfolio may also invest in various types of

EnTrustPermal Alternative Select VIT Portfolio 2016 Annual Report	1

Portfolio overview (cont’d)

derivatives, including swaps, such as credit default swaps, total return swaps, interest rate swaps, swaps on credit indices and variance swaps, futures, options, forward contracts on currencies and commodities and indexed and inverse securities. Any of these derivatives may be used in an effort to gain economic exposure to one or more alternative investment strategies, to enhance returns, or to hedge the Portfolio’s positions by managing or adjusting the risk profile of the Portfolio or its individual positions.

The Portfolio may obtain synthetic exposure to investment strategies through the use of one or more total return swaps through which the Portfolio makes payments to a counterparty (at either a fixed or variable rate) in exchange for receiving from the counterparty payments that reflect the return of a “basket” of securities, derivatives or commodity interests representing a particular index sponsored by a third-party investment manager identified by the manager.

Q. What were the overall market conditions during the Portfolio’s reporting period?

A. The first quarter of 2016 began with a continuation of last year’s market turmoil, as concerns of a U.S. recession dominated headlines. Additionally, fears surrounding decelerating worldwide growth – in China, in particular – and the impact on demand for energy and other commodities drove prices lower across most global risk assets. Equity markets and commodity prices continued to display a high degree of positive correlation. Within the first six weeks of the quarter, the MSCI World Indexii plunged almost 12% and West Texas Intermediate (“WTI”) crude oil prices bottomed at $26.21 per barrel, with government bonds and gold benefiting from the risk-off environment. During the second half of the quarter, the tone reversed sharply amid additional stimulus from the European Central Bank (“ECB”)iii as well as the Federal Reserve Board (the “Fed”)iv lowering its median projected expectation for the pace of further rate increases. U.S. interest rates moved lower across most maturities, with the ten-year Treasury yield ending the quarter down 49 basis pointsv at 1.78% after reaching a low of 1.64% in February 2016. The Fed’s more cautious stance, as well as crude oil finding a price floor, provided upward support to a highly volatile U.S equity market, which ended the quarter in positive territory. The outlook for oil prices improved as major producers were said to be in talks regarding capping production, and with U.S. economic data assuaging concerns regarding a near-term downturn. Similarly, U.S. high yield bond and leveraged loan indices more than recovered the losses suffered in the first two months of the year. The fundamental outlook for the U.S. economy remained relatively solid, with the February 2016 non-farm payrolls report exceeding consensus expectations as well as an upward revision of second quarter 2016 gross domestic product (“GDP”)vi growth to 1.4% from the previous 0.7% estimate earlier in the quarter.

During the second quarter of 2016, the global economy showed signs of stabilization, providing a foundation for equity markets to register modest gains despite heightened volatility around the U.K referendum to leave the European Unio (“Brexit”) vote in late-June 2016. The Brexit referendum resulted in 52% of British voters expressing a desire to leave the 28-nation bloc while 48% voted to stay. Subsequently, British Prime Minister David Cameron

2	EnTrustPermal Alternative Select VIT Portfolio 2016 Annual Report

announced his resignation and global equity markets suffered a sharp drawdown due to uncertainty over future economic implications. U.K. bank shares plummeted amid broad recession fears and the British pound plunged 7% against the U.S. dollar to 30-year lows. While market volatility spiked immediately after the referendum, a strong bounce-back rally erased the majority of losses. Despite the somewhat defensive market tone, most risk assets posted gains during the quarter. Beaten-down commodities staged a strong recovery, with WTI crude oil gaining 26% over the second quarter 2016, ending June 2016 above $48 a barrel. Gold ended up almost 7% for the quarter, benefiting from anticipation of continued easing by global central banks and functioning as a safe haven asset amid continued geopolitical uncertainty. Within U.S. equities, investors favored high dividend-paying sectors — such as Utilities and Consumer Staples — which posted strong gains in a low rate environment, with cyclicals lagging the broader market.

Early in the third quarter of 2016, risk assets extended the rally that began after the Brexit referendum vote, boosted by strong economic data, better-than-expected corporate earnings results, and expectations that global central banks would continue to provide monetary stimulus. In the aftermath of the Brexit referendum, focus shifted to a busy quarter for central banks and continuing speculation about politics. September 2016 was marked by a series of central bank meetings, starting with the ECB, and continuing with the Bank of Japan (“BOJ”)vii and the Fed. After the ECB held steady on rates and quantitative easing, the BOJ made some technical changes that amounted to very little. In an apparent attempt to shift the burden of action onto the fiscal authorities, the BOJ announced a “cap” on ten-year Japanese Government Bond rates at 0%. Finally, after weeks of speculation and conflicting statements from various governors and regional presidents, the Fed, too, held steady, deferring any rate hike to December 2016 or beyond. At the end of the third quarter of 2016, the total market value of negative-yielding global debt fell to $10.7 trillion, and longer-term bond yields rose modestly, cooling off the recent rally in bond-proxy assets such as the REITs, Utilities, and Consumer Staples sectors. U.S. yields remained higher than most of their developed market peers, with the yield on the benchmark ten-year Treasury note rising from 1.47% to 1.59%, though yields peaked at 1.72% in mid-September 2016. Due to the modest yield increase, the Bloomberg Barclays U.S. Aggregate Indexviii produced a muted gain of 0.46% for the quarter. Global corporate bonds performed strongly over the quarter as the Bloomberg Barclays U.S. Corporate Bond Indexix rose by 1.43%, while the BofA Merrill Lynch U.S. High Yield Indexx generated 5.49%, benefiting from spreads tightening beyond historical average levels. Global equity markets recovered from the Brexit sell-off during the third quarter of 2016, which was marked by significantly lower volatility compared to the first half of the year. U.K. equities meaningfully rebounded against a more stable political backdrop, as Theresa May was confirmed as Prime Minister, with weakness in the sterling pound also serving as a tailwind. U.S. equities benefited from the “risk on” environment and posted strong gains over the quarter with the S&P 500 Indexxi and Russell 2000 Indexxii advancing 3.85% and 9.04%, respectively. At the end of the

EnTrustPermal Alternative Select VIT Portfolio 2016 Annual Report	3

Portfolio overview (cont’d)

period, U.S. second quarter of 2016 GDP growth was revised up to a 1.40% gain.

In the last quarter of the year, markets were shaped by speculation and the result of the long-awaited outcome of the U.S. presidential election. Markets responded dramatically to Donald Trump’s win, with a rotation from growth to value and defensives to cyclicals. Another of the resulting consequences was a rising U.S. dollar — especially against developed market currencies such as the yen and the euro. The foreign exchange markets also saw the sterling pound continue to fall on renewed concerns surrounding the U.K.’s exit from the European Union. Meanwhile, China continued to allow the yuan to slip lower, with the currencies of neighboring countries such as Singapore and Korea dropping in sympathy. The December 2016 U.S. rate hike, which was widely expected following the results of the U.S. presidential election, had little effect on markets. In general, the environment was positive for equities. Credit markets also held firm and spreads generally narrowed with riskier, higher-yielding names outperforming. Government bond yields rose, however, especially in longer-dated issues, as central banks in developed markets made their desire for steeper yield curvesxiii clear.

Q. How did we respond to these changing market conditions?

A. The Portfolio began the period with five different subadvisers across three different strategies. As of January 1, 2016, the Portfolio was overweight Global Macro almost entirely at the expense of Relative Value, while being just above market weight Equity Hedge, and just below market weight Event Driven relative to the HFRX Global Hedge Fund Index weights. Global Macro was 41.2% of Portfolio’s net assets, Equity Hedge was 30.9% and Event Driven was 26.0%.

Several changes were made in the period. In February 2016, Apex Capital LLC communicated their intent to restructure into a family office and return outside capital at month-end. In March 2016, First Quadrant L.P., a new sub-advisor focused on Systematic Macro, was funded. In April 2016, Electron Capital Partners, LLC, a new sub-advisor focused on Global Long/Short Equity in the Utilities Sector was funded. In June 2016, River Canyon Fund Management LLC, and TT International were fully redeemed. The decision to redeem from the Event Driven strategy (previously subadvised by River Canyon) was due to concerns around liquidity in the credit markets. The decision to redeem from the Global Macro strategy (previously subadvised by TT International) was based on a negative outlook for the trading opportunities in the currency and fixed income markets in that sleeve going forward.

All of these changes resulted in a portfolio with four different subadvisers across two different strategies at the end of the period. The Portfolio was materially overweight Global Macro and Equity Hedge at the expense of zero allocations to Event Driven and Relative Value. Global Macro was 44.9% of Portfolio net assets and Equity Hedge was 45.4%.

The Portfolio uses derivatives for a variety of reasons. During the reporting period, the Portfolio traded options, futures, swaps and forward currency contracts. The net result of the Portfolio’s derivative trading activity, both in terms of realized and unrealized gains/losses, was a positive impact on Portfolio performance.

4	EnTrustPermal Alternative Select VIT Portfolio 2016 Annual Report

Performance review

For the twelve months ended December 31, 2016, Class II shares of EnTrustPermal Alternative Select VIT Portfolio1 returned -2.62%. The Portfolio’s unmanaged benchmarks, the HFRX Global Hedge Fund Index, and the Citigroup 3-Month U.S. Treasury Bill Indexxiv returned 2.50% and 0.27% respectively, for the same period. The Lipper Variable Alternative Other Funds Category Average2 returned 6.29% for the same period.

Performance Snapshot as of December 31, 2016 (unaudited)
	6 months	12 months
EnTrustPermal Alternative Select VIT Portfolio[1]:
Class II	1.78%	-2.62%
HFRX Global Hedge Fund Index	3.36%	2.50%
Citigroup 3-Month U.S. Treasury Bill Index	0.15%	0.27%
Lipper Variable Alternative Other Funds Category Average[2]	3.01%	6.29%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value, investment returns and yields will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost.

Portfolio return assumes the reinvestment of all distributions at net asset value and the deduction of all Portfolio expenses. Performance figures for periods shorter than one year represent cumulative figures and are not annualized.

Portfolio performance figures reflect fee waivers and/or expense reimbursements, without which the performance would have been lower.

Total Annual Operating Expenses (unaudited)

As of the Portfolio’s current prospectus dated May 1, 2016, the gross total annual fund operating expense ratio for Class II shares was 4.77%.

Actual expenses may be higher. For example, expenses may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and Portfolio expense ratios are more likely to increase when markets are volatile.

As a result of an expense limitation arrangement, the ratio of total annual fund operating expenses (other than taxes; interest; extraordinary expenses; brokerage commissions and expenses; fees, costs and expenses associated with any prime brokerage arrangement (including the costs of any securities borrowing arrangement); acquired fund fees and expenses; and dividend and interest expenses on securities sold short) to average net assets will not exceed 2.70% for Class II shares. This expense limitation arrangement cannot be terminated prior to December 31, 2018 without the Board of Trustees’ consent.

The manager is permitted to recapture amounts waived and/or reimbursed to the class during the same fiscal year if the class’ total annual operating expenses have fallen to a level below the expense

[1]

The Portfolio is an underlying investment option of various variable annuity and variable life insurance products. The Portfolio’s performance returns do not reflect the deduction of expenses imposed in connection with investing in variable annuity or variable life insurance contracts, such as administrative fees, account charges and surrender charges, which, if reflected, would reduce the performance of the Portfolio. Past performance is no guarantee of future results.

[2]

Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the period ended December 31, 2016, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 98 funds for the six-month period and among the 97 funds for the twelve-month period in the Portfolio’s Lipper category.

EnTrustPermal Alternative Select VIT Portfolio 2016 Annual Report	5

Portfolio overview (cont’d)

limitation (“expense cap”) in effect at the time the fees were earned or the expenses incurred. In no case will the manager recapture any amount that would result, on any particular business day of the Portfolio, in the class’ total annual operating expenses exceeding the expense cap or any other lower limit then in effect.

Q. What were the leading contributors to performance?

A. Three subadvisers contributed positively to performance relative to their HFRX Global Hedge Fund Index sub-indices, BH-DG Systematic Trading LLC (Systematic Macro), First Quadrant L.P. (Systematic Macro) and Atlantic Investment Management, Inc. (Equity Hedge). More specifically, tactical currency trading, particularly in the Japanese yen, proved profitable for the Systematic Macro managers while long exposure in the Industrials sector drove gains for the Equity Hedge managers.

Q. What were the leading detractors from performance?

A. Relative to the HFRX Global Hedge Fund Index, the Portfolio’s strategy allocation decisions detracted from performance during the reporting period. From a manager selection perspective, the aggregate effect also detracted from excess returns above the HRFX Global Hedge Fund Index. On the subadviser level, four of the seven managers used to manage the Portfolio during the reporting period lagged their respective HFRX Global Hedge Fund Index sub-index. The decision by Apex Capital LLC to return capital to investors in mid-February 2016 at the bottom of the market correction also led to underperformance, as there was a cash drag during the market recovery at the portfolio level until proceeds could be redeployed in an efficient manner to other subadvisers.

Thank you for your investment in EnTrustPermal Alternative Select VIT Portfolio. As always, we appreciate that you have chosen us to manage your assets.

Sincerely,

Robert Kaplan

Co-Portfolio Manager

EnTrustPermal Management LLC

Christopher Zuehlsdorff, CFA

Co-Portfolio Manager

EnTrustPermal Management LLC

January 21, 2017

RISKS: The Portfolio’s investment strategies and portfolio investments differ from those of many other mutual funds. The manager and the subadvisers may devote significant portions of the Portfolio’s assets to pursuing investment opportunities or strategies, including through the use of derivatives, that may create a form of investment leverage in the Portfolio. This approach to investing may make the Portfolio a more volatile investment option than other mutual funds and cause the Portfolio to perform less favorably than other mutual funds under similar market or other conditions.

The Portfolio utilizes alternative hedge strategies, which involve highly speculative investments that employ aggressive investment strategies and carry substantial risk. The Portfolio, and the subadvised

6	EnTrustPermal Alternative Select VIT Portfolio 2016 Annual Report

strategies, may employ leverage, which increases the volatility of investment returns and subjects the Portfolio to magnified losses if the Portfolio’s investments decline in value. The Portfolio and the subadvisers may use derivatives, such as options and futures, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on Portfolio performance. The Portfolio and some of the subadvisers may employ short selling which is a speculative strategy. Unlike the possible loss on a security that is purchased, there is no limit on the amount of loss on an appreciating security that is sold short. The Portfolio and each subadviser may engage in active and frequent trading, resulting in higher portfolio turnover and transaction costs. There is no assurance strategies used by the Portfolio or subadvised funds will be successful. Equity securities are subject to market and price fluctuations. International investments are subject to special risks including currency fluctuations and social, economic and political uncertainties, which could increase volatility. These risks are magnified in emerging markets.

Small- and mid-cap stocks involve greater risks and volatility than large-cap stocks. Fixed income securities involve interest rate, credit, inflation, and reinvestment risks. As interest rates rise, the value of fixed income securities falls. High-yield (“junk”) bonds possess greater price volatility, illiquidity, and possibility of default than higher-grade bonds. The Portfolio is classified as “non-diversified,” which means it may invest a larger percentage of its assets in a smaller number of issuers than a diversified fund. Please see the prospectus for a more complete discussion of these and other risks and the Portfolio’s investment strategies.

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

EnTrustPermal Alternative Select VIT Portfolio 2016 Annual Report	7

Portfolio overview (cont’d)

[i]	Real estate investment trusts (“REITs”) invest in real estate or loans secured by real estate and issue shares in such investments, which can be illiquid.

ii	The MSCI World Index is an unmanaged index considered representative of growth stocks of developed countries. Index performance is calculated with net dividends.

iii	The European Central Bank (“ECB”) is responsible for the monetary system of the European Union and the euro currency.

iv

The Federal Reserve Board (the “Fed”) is responsible for the formulation of U.S. policies designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.

[v]	A basis point is one-hundredth (1/100 or 0.01) of one percent.

vi	Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.

vii

The Bank of Japan is the central bank of Japan. The bank is responsible for issuing and handling currency and treasury securities, implementing monetary policy, maintaining the stability of the Japanese financial system and the yen currency.

viii

The Bloomberg Barclays U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage- and asset-backed issues, rated investment grade or higher, and having at least one year to maturity.

ix

The Bloomberg Barclays U.S. Corporate Index measures the investment grade, fixed rate, taxable corporate bond, market. It includes USD-Denominated securities publicly issued by U.S. and non-U.S. industrial and financial issuers.

[x]	The BofA Merrill Lynch U.S. High Yield Index tracks the performance of US dollar denominated below investment grade corporate debt publicly issued in the U.S. domestic market.

xi	The S&P 500 Index is an unmanaged index of 500 stocks and is generally representative of the performance of larger companies in the U.S.

xii

The Russell 2000 Index measures the performance of the small-cap segment of the U.S. equity universe. The Russell 2000 is a subset of the Russell 3000 Index representing approximately 10% of the total market capitalization of that index. It includes approximately 2,000 of the smallest securities based on a combination of their market cap and current index membership. The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the U.S. equity market.

xiii	The yield curve is the graphical depiction of the relationship between the yield on bonds of the same credit quality but different maturities.

xiv	The Citigroup 3-Month U.S. Treasury Bill Index is an unmanaged index generally representative of the average yield of 3-month U.S. Treasury bills.

VIII	EnTrustPermal Alternative Select VIT Portfolio

Portfolio at a glance (unaudited)

Investment breakdown† (%) as a percent of total investments

†	The bar graph above represents the composition of the Portfolio’s investments as of December 31, 2016 and December 31, 2015 and does not include derivatives such as written options, futures contracts, swap contracts and forward foreign currency contracts. The Portfolio is actively managed. As a result, the composition of the Portfolio’s investments is subject to change at any time.
‡	Represents less than 0.1%.

Securities sold short breakdown* (%) as a percent of total securities sold short

*	The bar graph above represents the composition of the Portfolio’s securities sold short as of December 31, 2016 and December 31, 2015 and does not include derivatives. The Portfolio is actively managed. As a result, the composition of the Portfolio’s securities sold short is subject to change at any time.

EnTrustPermal Alternative Select VIT Portfolio 2016 Annual Report	9

Portfolio expenses (unaudited)

Example

As a shareholder of the Portfolio, you may incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees; service and/or distribution (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on July 1, 2016 and held for the six months ended December 31, 2016.

Actual expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period“.

Hypothetical example for comparison purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare the 5.00% hypothetical example relating to the Portfolio with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on actual total return[1]						Based on hypothetical total return[1]
	Actual Total Return[2]	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]		Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]
Class II	1.78%	$1,000.00	$1,017.80	3.30%	$16.74	Class II	5.00%	$1,000.00	$1,008.55	3.30%	$16.66

[1]	For the six months ended December 31, 2016.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value. Total return is not annualized, as it may not be representative of the total return for the year. Total return does not reflect expenses associated with separate accounts such as administrative fees, account charges and surrender charges, which, if reflected, would reduce the total return. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

Expenses (net of compensating balance arrangements, fee waivers and/or expense reimbursements) are equal to the class’ annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (184), then divided by 366.

10	EnTrustPermal Alternative Select VIT Portfolio 2016 Annual Report

Portfolio performance (unaudited)

Average annual total returns[1]
Class II
Twelve Months Ended 12/31/16	-2.62%
Inception* through 12/31/16	-2.95

Cumulative total returns[1]
Class II (Inception date of 10/6/14 through 12/31/16)	-6.47%

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect expenses associated with separate accounts such as administrative fees, account charges and surrender charges, which if reflected, would reduce the total returns. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower.

[1]	Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value.

*	Inception date for Class II is October 6, 2014.

EnTrustPermal Alternative Select VIT Portfolio 2016 Annual Report	11

Portfolio performance (unaudited) (cont’d)

Historical performance

Value of $10,000 invested in

Class II Shares of EnTrustPermal Alternative Select VIT Portfolio vs. HFRX Global Hedge Fund Index and Citigroup 3-Month U.S. Treasury Bill Index† — October 6, 2014 - December 2016

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect expenses associated with separate accounts such as administrative fees, account charges and surrender charges, which, if reflected, would reduce the total returns. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower.

†	Hypothetical illustration of $10,000 invested in Class II shares of EnTrustPermal Alternative Select VIT Portfolio at inception on October 6, 2014, assuming the reinvestment of all distributions, including returns of capital, if any, at net asset value through December 31, 2016. The hypothetical illustration also assumes a $10,000 investment, as applicable, in the HFRX Global Hedge Fund Index and Citigroup 3-Month U.S. Treasury Bill Index. The HFRX Global Hedge Fund Index is designed to be representative of the overall composition of the hedge fund universe. It is comprised of all eligible hedge fund strategies; including but not limited to convertible arbitrage, distressed securities, equity hedge, equity market neutral, event-driven, macro, merger arbitrage, and relative value arbitrage. The strategies are asset weighted based on the distribution of assets in the hedge fund industry. The Citigroup 3-Month U.S. Treasury Bill Index is an unmanaged index generally representative of the average yield of 3-Month U.S. Treasury Bills. The Indices are unmanaged and are not subject to the same management and trading expenses as a mutual fund. Please note that an investor cannot invest directly in an index.

‡	Citigroup 3-Month U.S. Treasury Bill Index is as of month end September 30, 2014.

12	EnTrustPermal Alternative Select VIT Portfolio 2016 Annual Report

Consolidated schedule of investments

December 31, 2016

EnTrustPermal Alternative Select VIT Portfolio

Security	Shares	Value
Common Stocks — 37.4%
Consumer Discretionary — 9.7%
Auto Components — 5.9%
GKN PLC	147,784	$602,026	(a)
Goodyear Tire & Rubber Co.	14,868	458,975	(b)
Koito Manufacturing Co., Ltd.	5,100	269,306	(a)
Magna International Inc.	5,776	250,678
NGK Spark Plug Co., Ltd.	25,600	566,692	(a)
Total Auto Components		2,147,677
Household Durables — 2.3%
Harman International Industries Inc.	7,574	841,926	(b)
Specialty Retail — 1.5%
Asbury Automotive Group Inc.	4,584	282,833	*
Office Depot Inc.	56,491	255,339
Total Specialty Retail		538,172
Total Consumer Discretionary		3,527,775
Energy — 2.3%
Energy Equipment & Services — 0.6%
Baker Hughes Inc.	830	53,925
Halliburton Co.	1,002	54,198
Schlumberger Ltd.	646	54,232
Tenaris SA, ADR	1,605	57,315
Total Energy Equipment & Services		219,670
Oil, Gas & Consumable Fuels — 1.7%
Cheniere Energy Inc.	4,069	168,579	*
China Suntien Green Energy Corp., Ltd., Class H Shares	257,000	32,912	(a)
Cosan Ltd., Class A Shares	7,083	53,193
GasLog Ltd.	1,442	23,216
Golar LNG Ltd.	2,784	63,865
Hoegh LNG Holdings Ltd.	4,902	54,744	(a)
PetroChina Co., Ltd., Class H Shares	294,548	217,348	(a)
Total Oil, Gas & Consumable Fuels		613,857
Total Energy		833,527
Industrials — 7.2%
Aerospace & Defense — 1.4%
Triumph Group Inc.	18,841	499,286	(b)
Building Products — 0.3%
Daikin Industries Ltd.	1,202	110,079	(a)

See Notes to Consolidated Financial Statements.

EnTrustPermal Alternative Select VIT Portfolio 2016 Annual Report	13

Consolidated schedule of investments (cont’d)

December 31, 2016

EnTrustPermal Alternative Select VIT Portfolio

Security	Shares	Value
Commercial Services & Supplies — 0.9%
Advanced Disposal Services Inc.	8,637	$191,914	*
China Everbright International Ltd.	136,574	154,088	(a)
Total Commercial Services & Supplies		346,002
Construction & Engineering — 0.5%
Beijing Urban Construction Design & Development Group Co., Ltd., Class H Shares	179,664	110,874	(a)(c)
Dycom Industries Inc.	914	73,385	*
Total Construction & Engineering		184,259
Electrical Equipment — 0.6%
ABB Ltd., Registered Shares	10,242	215,608	(a)
Philips Lighting NV	550	13,543	*(a)(c)
Total Electrical Equipment		229,151
Machinery — 1.6%
Kurita Water Industries Ltd.	13,800	303,147	(a)
Mueller Water Products Inc., Class A Shares	9,216	122,665
SMC Corp.	431	102,566	(a)
Xylem Inc.	1,198	59,325
Total Machinery		587,703
Professional Services — 0.5%
Randstad Holding NV	3,047	165,033	(a)
Road & Rail — 0.6%
Union Pacific Corp.	1,988	206,116
Trading Companies & Distributors — 0.3%
Mitsubishi Corp.	5,260	111,771	(a)
Transportation Infrastructure — 0.5%
OHL Mexico SAB de CV	169,247	166,474
Total Industrials		2,605,874
Information Technology — 6.4%
Communications Equipment — 1.5%
ARRIS International PLC	6,193	186,595	*
CommScope Holding Co. Inc.	9,114	339,041	*
Total Communications Equipment		525,636
Electronic Equipment, Instruments & Components — 1.4%
Hitachi Ltd.	21,409	115,353	(a)
Murata Manufacturing Co., Ltd.	795	105,868	(a)
Osaki Electric Co., Ltd.	5,536	57,565	(a)
Universal Display Corp.	594	33,442	*
VeriFone Systems Inc.	10,789	191,289	*
Total Electronic Equipment, Instruments & Components		503,517

See Notes to Consolidated Financial Statements.

14	EnTrustPermal Alternative Select VIT Portfolio 2016 Annual Report

EnTrustPermal Alternative Select VIT Portfolio

Security	Shares	Value
Internet Software & Services — 0.2%
NetEase Inc., ADR	302	$65,033
IT Services — 2.3%
Atos SE	4,929	519,973	(a)
ITOCHU Techno-Solutions Corp.	12,600	327,257	(a)
Total IT Services		847,230
Software — 0.2%
Silver Spring Networks Inc.	5,240	69,744	*
Technology Hardware, Storage & Peripherals — 0.8%
Diebold Nixdorf Inc.	11,410	286,961
Total Information Technology		2,298,121
Materials — 4.8%
Chemicals — 2.4%
Albemarle Corp.	860	74,029
Eastman Chemical Co.	9,281	698,024	(b)
Shin-Etsu Chemical Co., Ltd.	1,468	113,139	(a)
Total Chemicals		885,192
Construction Materials — 0.2%
Cemex SAB de CV, Participation Certificates, ADR	3,592	28,844	*
Forterra Inc.	1,189	25,753	*
Total Construction Materials		54,597
Containers & Packaging — 2.1%
Owens-Illinois Inc.	44,175	769,087	*(b)
Metals & Mining — 0.1%
China Molybdenum Co., Ltd., Class H Shares	156,057	37,935	(a)
Total Materials		1,746,811
Telecommunication Services — 0.2%
Diversified Telecommunication Services — 0.2%
China Unicom (Hong Kong) Ltd.	60,000	69,701	(a)
Utilities — 6.8%
Electric Utilities — 4.2%
Avangrid Inc.	5,845	221,409
Companhia Energetica de Minas Gerais, ADR	44,301	101,006
Enel SpA	65,723	289,222	(a)
Eversource Energy	2,718	150,115
Exelon Corp.	10,512	373,071
NextEra Energy Inc.	702	83,861
Pampa Energia SA, ADR	4,195	146,028	*
Power Assets Holdings Ltd.	17,903	157,725	(a)
Total Electric Utilities		1,522,437

See Notes to Consolidated Financial Statements.

EnTrustPermal Alternative Select VIT Portfolio 2016 Annual Report	15

Consolidated schedule of investments (cont’d)

December 31, 2016

EnTrustPermal Alternative Select VIT Portfolio

Security			Shares		Value
Gas Utilities — 0.4%
Italgas SpA			41,026		$161,429	*
Independent Power and Renewable Electricity Producers — 0.2%
Huadian Power International Corp. Ltd., Class H Shares			43,540		19,667	(a)
Huaneng Power International Inc., Class H Shares			58,817		38,869	(a)
Total Independent Power and Renewable Electricity Producers					58,536
Multi-Utilities — 1.5%
Dominion Resources Inc.			2,762		211,542
E.ON SE			10,946		76,346	(a)
Hera SpA			76,505		176,315	(a)
Innogy SE			2,277		79,169	*(a)(c)
Total Multi-Utilities					543,372
Water Utilities — 0.5%
Beijing Enterprises Water Group Ltd.			153,025		100,909	(a)
Guangdong Investment Ltd.			52,560		68,983	(a)
Total Water Utilities					169,892
Total Utilities					2,455,666
Total Common Stocks (Cost — $12,503,651)					13,537,475
Investments in Underlying Funds — 1.3%
Global X MSCI Colombia ETF			2,264		20,648
iShares Trust — iShares Russell 2000 ETF			1,452		195,802
Nomura TOPIX ETF			7,452		98,979	(a)
SPDR Dow Jones Industrial Average ETF Trust			707		139,639
Total Investments in Underlying Funds (Cost — $438,117)					455,068

	Rate
Preferred Stocks — 1.1%
Consumer Discretionary — 1.1%
Auto Components — 1.1%
Schaeffler AG (Cost — $397,050)	1.625%		27,286		402,719	(a)

		Maturity Date	Face Amount†
Sovereign Bonds — 4.8%
Canada — 2.0%
Canada Treasury Bills	0.438%	2/23/17	980,000	CAD	729,462	(d)
Germany — 1.1%
German Treasury Bills	-1.573%	1/25/17	386,000	EUR	406,575	(d)(e)
United Kingdom — 1.7%
United Kingdom Treasury Gilt, Bonds	0.220%	5/15/17	500,000	GBP	615,595	(d)
Total Sovereign Bonds (Cost — $1,821,238)					1,751,632

See Notes to Consolidated Financial Statements.

16	EnTrustPermal Alternative Select VIT Portfolio 2016 Annual Report

EnTrustPermal Alternative Select VIT Portfolio

Security		Expiration Date	Contracts	Value
Purchased Options — 0.0%
Tesla Motors Inc., Put @ $160.00		1/20/17	6	$138
Tesla Motors Inc., Put @ $160.00		3/17/17	5	1,200
Tesla Motors Inc., Put @ $180.00		1/20/17	4	292
Total Purchased Options (Cost — $12,230)				1,630
Total Investments before Short-Term Investments (Cost — $15,172,286)				16,148,524

	Rate	Maturity Date	Face Amount †
Short-Term Investments — 23.8%
U.S. Treasury Bills — 4.5%
U.S. Treasury Bills	0.470%	2/23/17	250,000	249,834	(d)
U.S. Treasury Bills	0.512%	3/23/17	250,000	249,731	(d)
U.S. Treasury Bills	0.356%	1/26/17	430,000	429,902	(d)
U.S. Treasury Bills	0.376%	2/16/17	300,000	299,863	(d)
U.S. Treasury Bills	0.501%	4/20/17	400,000	399,337	(d)
Total U.S. Treasury Bills (Cost — $1,628,724)				1,628,667

			Shares
Money Market Funds — 19.3%
State Street Institutional Treasury Plus Money Market Fund, Premier Class	0.394%		3,306,864	3,306,864
State Street Institutional U.S. Government Money Market Fund, Premier Class	0.411%		3,675,410	3,675,410
Total Money Market Funds (Cost — $6,982,274)				6,982,274
Total Short-Term Investments (Cost — $8,610,998)				8,610,941
Total Investments — 68.4% (Cost — $23,783,284#)				24,759,465
Other Assets in Excess of Liabilities — 31.6%				11,462,193
Total Net Assets — 100.0%				$36,221,658

*	Non-income producing security.

†	Face amount denominated in U.S. dollars, unless otherwise noted.

(a)	Security is valued in good faith in accordance with procedures approved by the Board of Trustees (See Note 1).

(b)	All or a portion of this security is held at the broker as collateral for open securities sold short.

(c)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Trustees, unless otherwise noted.

(d)	Rate shown represents yield-to-maturity.

(e)

Security is exempt from registration under Regulation S of the Securities Act of 1933. Regulation S applies to securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States. This security has been deemed liquid pursuant to guidelines approved by the Board of Trustees, unless otherwise noted.

#	Aggregate cost for federal income tax purposes is $24,234,725.

See Notes to Consolidated Financial Statements.

EnTrustPermal Alternative Select VIT Portfolio 2016 Annual Report	17

Consolidated schedule of investments (cont’d)

December 31, 2016

EnTrustPermal Alternative Select VIT Portfolio

Abbreviations used in this schedule:
ADR	— American Depositary Receipts
CAD	— Canadian Dollar
ETF	— Exchange-Traded Fund
EUR	— Euro
GBP	— British Pound
SPDR	— Standard & Poor’s Depositary Receipts

Security	Shares	Value
Securities Sold Short‡
Common Stocks — (16.7)%
Consumer Discretionary — (0.1)%
Automobiles — (0.1)%
Tesla Motors Inc.	(190)	$(40,601	) *
Energy — (0.4)%
Oil, Gas & Consumable Fuels — (0.4)%
Spectra Energy Corp.	(3,270)	(134,364)
Exchange-Traded Funds — (12.4)%
Alerian MLP ETF	(7,619)	(95,999)
iShares China Large-Cap ETF	(2,336)	(81,082)
iShares, Inc. — iShares MSCI Brazil Capped ETF	(1,242)	(41,408)
iShares, Inc. — iShares MSCI Mexico Capped ETF	(1,575)	(69,253)
Nomura TOPIX ETF	(37,300)	(495,426	) (a)
SPDR S&P 500 ETF Trust	(5,444)	(1,216,897)
SPDR S&P Midcap 400 ETF Trust	(3,159)	(953,165)
The Select Sector SPDR Trust — The Energy Select Sector SPDR Fund	(9,418)	(709,364)
VanEck Vectors Russia ETF	(1,882)	(39,936)
Vanguard FTSE Europe ETF	(16,906)	(810,474)
Total Exchange-Traded Funds		(4,513,004)
Industrials — (1.7)%
Construction & Engineering — (0.1)%
Chicago Bridge & Iron Co. NV	(484)	(15,367)
MasTec Inc.	(252)	(9,639	) *
Total Construction & Engineering		(25,006)
Electrical Equipment — (0.4)%
Generac Holdings Inc.	(3,604)	(146,827	) *
Machinery — (0.9)%
Mitsubishi Heavy Industries Ltd.	(42,747)	(194,190	) (a)
SKF AB, Class B Shares	(6,548)	(120,192	) (a)
Total Machinery		(314,382)

See Notes to Consolidated Financial Statements.

18	EnTrustPermal Alternative Select VIT Portfolio 2016 Annual Report

EnTrustPermal Alternative Select VIT Portfolio

Security	Shares	Value
Road & Rail — (0.3)%
CSX Corp.	(1,702)	$(61,153)
Norfolk Southern Corp.	(571)	(61,708)
Total Road & Rail		(122,861)
Total Industrials		(609,076)
Information Technology — (0.1)%
Semiconductors & Semiconductor Equipment — (0.1)%
SolarEdge Technologies Inc.	(1,908)	(23,659	) *
Utilities — (2.0)%
Electric Utilities — (0.8)%
Alliant Energy Corp.	(662)	(25,083)
CEZ AS	(1,882)	(31,487	) (a)
Duke Energy Corp.	(252)	(19,595)
El Paso Electric Co.	(252)	(11,718)
Fortum OYJ	(1,378)	(21,091	) (a)
IDACORP Inc.	(306)	(24,648)
PNM Resources Inc.	(745)	(25,554)
Portland General Electric Co.	(573)	(24,828)
Southern Co.	(444)	(21,873)
Terna-Rete Elettrica Nazionale SpA	(7,779)	(35,586	) (a)
Xcel Energy Inc.	(1,112)	(45,259)
Total Electric Utilities		(286,722)
Gas Utilities — (0.1)%
Tokyo Gas Co., Ltd.	(10,890)	(49,160	) (a)
Independent Power and Renewable Electricity Producers — (0.6)%
Calpine Corp.	(17,274)	(197,442	) *
Multi-Utilities — (0.3)%
Avista Corp.	(282)	(11,277)
Consolidated Edison Inc.	(722)	(53,197)
WEC Energy Group Inc.	(648)	(38,005)
Total Multi-Utilities		(102,479)
Water Utilities — (0.2)%
American Water Works Co. Inc.	(744)	(53,836)
Aqua America Inc.	(941)	(28,268)
Total Water Utilities		(82,104)
Total Utilities		(717,907)
Total Common Stocks (Proceeds — $(5,768,121))		(6,038,611)
Exchange-Traded Note — (0.3)%
JPMorgan Alerian MLP Index ETN (Proceeds — $(93,625))	(3,102)	(98,054)
Total Securities Sold Short (Proceeds — $(5,861,746))		$(6,136,665)

See Notes to Consolidated Financial Statements.

EnTrustPermal Alternative Select VIT Portfolio 2016 Annual Report	19

Consolidated schedule of investments (cont’d)

December 31, 2016

EnTrustPermal Alternative Select VIT Portfolio

*	Non-income producing security.

‡	Percentages indicated are based on net assets.

(a)	Security is valued in good faith in accordance with procedures approved by the Board of Trustees (See Note 1).

Abbreviations used in this schedule:
ETF	— Exchange-Traded Fund
ETN	— Exchange-Traded Note
SPDR	— Standard & Poor’s Depositary Receipts

See Notes to Consolidated Financial Statements.

20	EnTrustPermal Alternative Select VIT Portfolio 2016 Annual Report

Consolidated statement of assets and liabilities

December 31, 2016

Assets:
Investments, at value (Cost — $23,783,284)	$24,759,465
Foreign currency, at value (Cost — $331,553)	326,943
Cash	8,299,885
Deposits with brokers for securities sold short	4,032,770
Deposits with brokers for OTC swap contracts	2,185,000
Foreign cash collateral held at broker for securities sold short (Cost — $1,171,517)	1,120,059
Deposits with brokers for forward foreign currency contracts	917,000
Receivable for securities sold	643,916
Unrealized appreciation on forward foreign currency contracts	627,724
Deposits with brokers for open futures contracts	311,980
OTC swaps, at value	105,202
Foreign currency collateral for open futures contracts, at value (Cost — $66,837)	68,806
Receivable from broker — variation margin on open futures contracts	60,298
Receivable from investment manager	21,779
Dividends and interest receivable	18,733
Receivable for open OTC swap contracts	3,421
Prepaid expenses	3,577
Total Assets	43,506,558

Liabilities:
Investments sold short, at value (proceeds received — $5,861,746)	6,136,665
Unrealized depreciation on forward foreign currency contracts	680,566
OTC swaps, at value	85,698
Payable for securities purchased	50,392
Foreign currency collateral due to brokers for securities sold short, at value (Cost — $37,171)	37,178
Foreign currency collateral due to brokers for open futures contracts, at value (Cost — $24,267)	22,871
Dividends payable on securities sold short	11,485
Service and/or distribution fees payable	7,653
Payable for Portfolio shares repurchased	991
Payable for open OTC swap contracts	390
Trustees’ fees payable	369
Accrued expenses	250,642
Total Liabilities	7,284,900
Total Net Assets	$36,221,658

See Notes to Consolidated Financial Statements.

EnTrustPermal Alternative Select VIT Portfolio 2016 Annual Report	21

Consolidated statement of assets and liabilities (cont’d)

December 31, 2016

Net Assets:
Par value (Note 5)	$40
Paid-in capital in excess of par value	38,701,247
Overdistributed net investment income	(25,695)
Accumulated net realized loss on investments, futures contracts, written options, short sales, swap contracts and foreign currency transactions	(3,129,326)
Net unrealized appreciation on investments, futures contracts, short sales, swap contracts and foreign currencies	675,392
Total Net Assets	$36,221,658

Shares Outstanding:
Class II	3,963,326

Net Asset Value:
Class II	$9.14

See Notes to Consolidated Financial Statements.

22	EnTrustPermal Alternative Select VIT Portfolio 2016 Annual Report

Consolidated statement of operations

For the Year Ended December 31, 2016

Investment Income:
Dividends	$230,307
Interest	154,181
Less: Foreign taxes withheld	(8,327)
Total Investment Income	376,161

Expenses:
Investment management fee (Note 2)	663,642
Custody fees	316,856
Legal fees	150,566
Dividend expense on securities sold short	143,008
Service and/or distribution fees (Note 2)	87,321
Audit and tax fees	68,505
Compliance fees	62,500
Shareholder reports	46,701
Interest expense on securities sold short	38,954
Commodity pool reports	32,594
Administration fees (Note 2)	31,436
Fund accounting fees	25,361
Insurance	2,533
Trustees’ fees	2,527
Transfer agent fees	1,675
Miscellaneous expenses	4,115
Total Expenses	1,678,294
Less: Fee waivers and/or expense reimbursements (Note 2)	(553,259)
Net Expenses	1,125,035
Net Investment Loss	(748,874)

Realized and Unrealized Gain (Loss) on Investments, Futures Contracts, Written Options, Short Sales, Swap Contracts and Foreign Currency Transactions (Notes 1, 3 and 4):
Net Realized Gain (Loss) From:
Investment transactions	(2,256,460)
Futures contracts	60,861
Written options	(104,029)
Securities sold short	(112,526)
Swap contracts	209,695
Foreign currency transactions	626,272
Net Realized Loss	(1,576,187)

See Notes to Consolidated Financial Statements.

EnTrustPermal Alternative Select VIT Portfolio 2016 Annual Report	23

Consolidated statement of operations (cont’d)

December 31, 2016

Change in Net Unrealized Appreciation (Depreciation) From:
Investments	1,866,701
Futures contracts	77,319
Written options	40,825
Securities sold short	(309,928)
Swap contracts	(85,557)
Foreign currencies	(117,849)
Change in Net Unrealized Appreciation (Depreciation)	1,471,511
Net Loss on Investments, Futures Contracts, Written Options, Short Sales, Swap Contracts and Foreign Currency Transactions	(104,676)
Decrease in Net Assets From Operations	$(853,550)

See Notes to Consolidated Financial Statements.

24	EnTrustPermal Alternative Select VIT Portfolio 2016 Annual Report

Consolidated statements of changes in net assets

For the Years Ended December 31,	2016	2015

Operations:
Net investment loss	$(748,874)	$(458,143)
Net realized loss	(1,576,187)	(558,065)
Change in net unrealized appreciation (depreciation)	1,471,511	(694,771)
Decrease in Net Assets From Operations	(853,550)	(1,710,979)

Distributions to Shareholders From (Note 1):
Net investment income	(15,000)	(311,103)
Net realized gains	—	(329,804)
Decrease in Net Assets From Distributions to Shareholders	(15,000)	(640,907)

Portfolio Share Transactions (Note 5):
Net proceeds from sale of shares	4,666,397	12,147,741
Reinvestment of distributions	15,000	640,907
Cost of shares repurchased	(1,268,587)	(55,232)
Increase in Net Assets From Portfolio Share Transactions	3,412,810	12,733,416
Increase in Net Assets	2,544,260	10,381,530

Net Assets:
Beginning of year	33,677,398	23,295,868
End of year*	$36,221,658	$33,677,398
*Includes overdistributed net investment income of:	$(25,695)	$(415,342)

See Notes to Consolidated Financial Statements.

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Consolidated financial highlights

For a share of beneficial interest outstanding throughout each year ended December 31, unless otherwise noted:
Class II Shares[1]	2016	2015	2014[2]

Net asset value, beginning of year	$9.39	$10.03	$10.00

Income (loss) from operations:
Net investment loss	(0.19)	(0.16)	(0.03)
Net realized and unrealized gain (loss)	(0.06)	(0.28)	0.08
Total income (loss) from operations	(0.25)	(0.44)	0.05

Less distributions from:
Net investment income	(0.00) [3]	(0.10)	(0.02)
Net realized gains	—	(0.10)	—
Total distributions	(0.00) [3]	(0.20)	(0.02)

Net asset value, end of year	$9.14	$9.39	$10.03
Total return[4]	(2.62)%	(4.37)%	0.44%

Net assets, end of year (000s)	$36,222	$33,677	$23,296

Ratios to average net assets:
Gross expenses	4.80%	5.16%	13.02%[5]
Net expenses[6,7]	3.22	2.91	2.85 [5]
Net investment loss	(2.14)	(1.57)	(1.26) [5]

Portfolio turnover rate[8]	330%	118%	32%[9]

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the period October 6, 2014 (inception date) to December 31, 2014.

[3]	Amount represents less than $0.005 per share.

[4]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Total return does not reflect expenses associated with separate accounts such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[5]	Annualized.

[6]

As a result of an expense limitation arrangement, the ratio of total annual fund operating expenses (other than taxes; interest; extraordinary expenses; brokerage commissions and expenses; fees, costs and expenses associated with any prime brokerage arrangement (including the costs of any securities borrowing arrangement); acquired fund fees and expenses; and dividend and interest expenses on securities sold short), to average net assets of Class II shares did not exceed 2.70%. Total annual fund operating expenses after waiving fees and/or reimbursing expenses exceed the expense cap as a result of dividend and interest expenses on securities sold short. This expense limitation arrangement cannot be terminated prior to December 31, 2018 without the Board of Trustees’ consent.

[7]	Reflects fee waivers and/or expense reimbursements.

[8]

Excluding short sale transactions. If short sale transactions had been included, the portfolio turnover rate would have been 445% for the year ended December 31, 2016, 207% for the year ended December 31, 2015 and 77% for the period ended December 31, 2014, respectively.

[9]	Revised to conform to current period presentation.

See Notes to Consolidated Financial Statements.

26	EnTrustPermal Alternative Select VIT Portfolio 2016 Annual Report

Notes to consolidated financial statements

1. Organization and significant accounting policies

EnTrustPermal Alternative Select VIT Portfolio (formerly Permal Alternative Select VIT Portfolio) (the “Portfolio”) is a separate non-diversified investment series of Legg Mason Partners Variable Equity Trust (the “Trust”). The Trust, a Maryland statutory trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The Portfolio seeks to achieve its investment objective by implementing a tactical asset allocation program of alternative strategies overseen by the Portfolio’s manager, EnTrustPermal Management LLC (“EnTrustPermal”), through which the Portfolio will allocate its assets among a number of alternative investment strategies implemented by multiple investment subadvisers. EnTrustPermal may also manage Portfolio assets directly.

The Portfolio’s assets may be invested in wholly-owned and controlled subsidiaries, each of which will have the same investment objective as the Portfolio. The Portfolio intends to gain exposure to the commodities markets by investing a portion of its assets in a wholly-owned subsidiary, Alternative Select VIT Portfolio Ltd. (the “Subsidiary”), organized under the laws of the Cayman Islands. Among other investments, the Subsidiary is expected to invest, directly or indirectly through the use of derivatives, in securities and commodity interests, which include commodity futures (including futures on broad-based securities indexes or interest rate futures, options on commodity futures, certain swaps and other investments). These financial statements are consolidated financial statements of the Portfolio and the Subsidiary.

Holdings specific to the Subsidiary are footnoted within the Consolidated Schedule of Investments and Note 3, as applicable. The Portfolio’s Consolidated Statement of Assets and Liabilities, Consolidated Statement of Operations and Consolidated Statements of Changes in Net Assets include the account balances of both the Portfolio and the Subsidiary. The Portfolio may invest up to 25% of its total assets in the Subsidiary. The net assets of the Subsidiary were $2,121,733 as of December 31, 2016, which represented 5.9% of the Portfolio’s consolidated net assets. The results from operations of the Subsidiary for the year ended December 31, 2016 were as follows:

Net investment income	$53
Net realized loss	(84,218)
Net increase in unrealized appreciation	1,507
Net decrease in net assets resulting from operations	$(82,658)

Shares of the Portfolio may only be purchased or redeemed through variable annuity contracts and variable life insurance policies offered by the separate accounts of participating insurance companies or through eligible pension or other qualified plans.

The following are significant accounting policies consistently followed by the Portfolio and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net

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Notes to financial statements (cont’d)

assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through the date the consolidated financial statements were issued.

(a) Investment valuation. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Short-term fixed income securities that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value. Investments in open-end funds are valued at the closing net asset value per share of each fund on the day of valuation. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. When the Portfolio holds securities or other assets that are denominated in a foreign currency, the Portfolio will normally use the currency exchange rates as of 4:00 p.m. (Eastern Time). If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Portfolio calculates its net asset value, the Portfolio values these securities as determined in accordance with procedures approved by the Portfolio’s Board of Trustees.

The Board of Trustees is responsible for the valuation process and has delegated the supervision of the daily valuation process to the Legg Mason North Atlantic Fund Valuation Committee (the “Valuation Committee”). The Valuation Committee, pursuant to the policies adopted by the Board of Trustees, is responsible for making fair value determinations, evaluating the effectiveness of the Portfolio’s pricing policies, and reporting to the Board of Trustees. When determining the reliability of third party pricing information for investments owned by the Portfolio, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include,

28	EnTrustPermal Alternative Select VIT Portfolio 2016 Annual Report

but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Trustees, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Trustees quarterly.

The Portfolio uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

•	Level 1 — quoted prices in active markets for identical investments

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

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Notes to financial statements (cont’d)

The following is a summary of the inputs used in valuing the Portfolio’s assets and liabilities carried at fair value:

ASSETS
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Long-term investments†:
Common stocks:
Consumer discretionary	$2,089,751	$1,438,024	—	$3,527,775
Energy	528,523	305,004	—	833,527
Industrials	1,319,165	1,286,709	—	2,605,874
Information technology	1,172,105	1,126,016	—	2,298,121
Materials	1,595,737	151,074	—	1,746,811
Telecommunication services	—	69,701	—	69,701
Utilities	1,448,461	1,007,205	—	2,455,666
Investments in underlying funds	356,089	98,979	—	455,068
Preferred stocks	—	402,719	—	402,719
Sovereign bonds	—	1,751,632	—	1,751,632
Purchased options	1,630	—	—	1,630
Total long-term investments	8,511,461	7,637,063	—	16,148,524
Short-term investments†:
U.S. treasury bills	—	1,628,667	—	1,628,667
Money market funds	6,982,274	—	—	6,982,274
Total short-term investments	6,982,274	1,628,667	—	8,610,941
Total investments	15,493,735	9,265,730	—	24,759,465
Other financial instruments:
Futures contracts	116,554	—	—	116,554
Forward foreign currency contracts	—	627,724	—	627,724
OTC total return swaps‡	—	105,202	—	105,202
Total other financial instruments	116,554	732,926	—	849,480
Total	$15,610,289	$9,998,656	—	$25,608,945

LIABILITIES
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Other financial instruments:
Securities sold short†:
Common stocks:
Exchange-traded funds	$4,017,578	$495,426	—	$4,513,004
Industrials	294,694	314,382	—	609,076
Utilities	580,583	137,324	—	717,907
Other common stocks	198,624	—	—	198,624
Exchange-traded note	98,054	—	—	98,054

30	EnTrustPermal Alternative Select VIT Portfolio 2016 Annual Report

LIABILITIES
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Futures contracts	$56,326	—	—	$56,326
Forward foreign currency contracts	—	$680,566	—	680,566
OTC total return swaps‡	—	85,698	—	85,698
Total	$5,245,859	$1,713,396	—	$6,959,255

†	See Schedule of Investments for additional detailed categorizations.

‡	Value includes any premium paid or received with respect to swap contracts.

For the year ended December 31, 2016, as a result of the fair value pricing procedures for international equities utilized by the Portfolio, certain securities have transferred in and out of Level 1 and Level 2 measurements during the period. The Portfolio’s policy is to recognize transfers between levels as of the end of the reporting period. At December 31, 2016, securities valued at $5,885,431 and securities sold short valued at $947,132 were classified as Level 2 within the fair value hierarchy because fair value procedures were applied when the change in value of a domestic equity security index suggested that the closing prices on foreign exchanges may no longer have represented the value of those securities at the time of closing of the NYSE.

(b) Futures contracts. The Portfolio uses futures contracts generally to gain exposure to, or hedge against, changes in interest rates or gain exposure to, or hedge against, changes in certain asset classes. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Upon entering into a futures contract, the Portfolio is required to deposit cash or cash equivalents with a broker in an amount equal to a certain percentage of the contract amount. This is known as the ‘‘initial margin’’ and subsequent payments (‘‘variation margin’’) are made or received by the Portfolio each day, depending on the daily fluctuation in the value of the contract. For certain futures, including foreign denominated futures, variation margin is not settled daily, but is recorded as a net variation margin payable or receivable. The daily changes in contract value are recorded as unrealized gains or losses in the Consolidated Statement of Operations and the Portfolio recognizes a realized gain or loss when the contract is closed.

Futures contracts involve, to varying degrees, risk of loss in excess of the amounts reflected in the financial statements. In addition, there is the risk that the Portfolio may not be able to enter into a closing transaction because of an illiquid secondary market.

(c) Forward foreign currency contracts. The Portfolio enters into a forward foreign currency contract to hedge against foreign currency exchange rate risk on its non-U.S. dollar denominated securities or to facilitate settlement of a foreign currency denominated portfolio transaction. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price with delivery and settlement at a future date. The

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Notes to financial statements (cont’d)

contract is marked-to-market daily and the change in value is recorded by the Portfolio as an unrealized gain or loss. When a forward foreign currency contract is closed, through either delivery or offset by entering into another forward foreign currency contract, the Portfolio recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it is closed.

Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in cash without the delivery of foreign currency.

Forward foreign currency contracts involve elements of market risk in excess of the amounts reflected on the Consolidated Statement of Assets and Liabilities. The Portfolio bears the risk of an unfavorable change in the foreign exchange rate underlying the forward foreign currency contract. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

(d) Purchased options. When the Portfolio purchases an option, an amount equal to the premium paid by the Portfolio is recorded as an investment on the Consolidated Statement of Assets and Liabilities, the value of which is marked-to-market to reflect the current market value of the option purchased. If the purchased option expires, the Portfolio realizes a loss equal to the amount of premium paid. When an instrument is purchased or sold through the exercise of an option, the related premium paid is added to the basis of the instrument acquired or deducted from the proceeds of the instrument sold. The risk associated with purchasing put and call options is limited to the premium paid.

(e) Written options. When the Portfolio writes an option, an amount equal to the premium received by the Portfolio is recorded as a liability, the value of which is marked-to-market daily to reflect the current market value of the option written. If the option expires, the premium received is recorded as a realized gain. When a written call option is exercised, the difference between the premium received plus the option exercise price and the Portfolio’s basis in the underlying security (in the case of a covered written call option), or the cost to purchase the underlying security (in the case of an uncovered written call option), including brokerage commission, is recognized as a realized gain or loss. When a written put option is exercised, the amount of the premium received is subtracted from the cost of the security purchased by the Portfolio from the exercise of the written put option to form the Portfolio’s basis in the underlying security purchased. The writer or buyer of an option traded on an exchange can liquidate the position before the exercise of the option by entering into a closing transaction. The cost of a closing transaction is deducted from the original premium received resulting in a realized gain or loss to the Portfolio.

The risk in writing a covered call option is that the Portfolio may forego the opportunity of profit if the market price of the underlying security increases and the option is exercised. The risk in writing a put option is that the Portfolio may incur a loss if the market price of the underlying security decreases and the option is exercised. The risk in writing an uncovered call option is that the Portfolio is exposed to the risk of loss if the market price of

32	EnTrustPermal Alternative Select VIT Portfolio 2016 Annual Report

the underlying security increases. In addition, there is the risk that the Portfolio may not be able to enter into a closing transaction because of an illiquid secondary market.

(f) Short sale transactions. Short sales are transactions in which the Portfolio sells a security it does not own in anticipation of a decline in the market value of that security. To complete such a transaction, a Portfolio must borrow the security to deliver to the buyer. The Portfolio is then obligated to replace the security borrowed by purchasing it in the open market at the time of replacement. The proceeds received by the Portfolio for the short sale are retained by the broker as collateral until the Portfolio replaces the borrowed security. If the market value of the security sold short increases, additional collateral may be required. The amount of collateral required is determined daily by reference to the market value of the short positions. Liabilities for securities sold short are marked-to-market daily and reported at market value in the financial statements.

Short sale transactions may result in a risk of loss that may exceed the amount shown on the Consolidated Statement of Assets and Liabilities. A gain, limited to the price at which the Portfolio sold the security short, or a loss, potentially unlimited in size, will be recognized upon termination of a short sale. Dividends on short positions are recorded as a liability on the ex-dividend date and are shown in the Consolidated Statement of Operations as Dividend Expense because the Portfolio must pay the dividend to the lender of the security.

Short selling is a technique that may be considered speculative, involves risk beyond the amount of money used to secure each transaction and may represent a form of leverage.

(g) Foreign currency translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

The Portfolio does not isolate that portion of the results of operations resulting from fluctuations in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Portfolio’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the values of assets and liabilities, other than investments in securities, on the date of valuation, resulting from changes in exchange rates.

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Notes to consolidated financial statements (cont’d)

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(h) Swap agreements. The Portfolio invests in swaps for the purpose of managing its exposure to interest rate, credit or market risk, or for other purposes. The use of swaps involves risks that are different from those associated with other portfolio transactions. Swap agreements are privately negotiated in the over-the-counter market and may be entered into as a bilateral contract (“OTC Swaps”) or centrally cleared (“Centrally Cleared Swaps”). Unlike Centrally Cleared Swaps, the Portfolio has credit exposure to the counterparties of OTC Swaps.

In a Centrally Cleared Swap, immediately following execution of the swap, the swap agreement is submitted to a clearinghouse or central counterparty (the “CCP”) and the CCP becomes the ultimate counterparty of the swap agreement. The Portfolio is required to interface with the CCP through a broker, acting in an agency capacity. All payments are settled with the CCP through the broker. Upon entering into a Centrally Cleared Swap, the Portfolio is required to deposit initial margin with the broker in the form of cash or securities.

Swap contracts are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). The daily change in valuation of Centrally Cleared Swaps, if any, is recorded as a receivable or payable for variation margin on the Consolidated Statement of Assets and Liabilities. Gains or losses are realized upon termination of the swap agreement. Collateral, in the form of restricted cash or securities, may be required to be held in segregated accounts with the Portfolio’s custodian in compliance with the terms of the swap contracts. Securities posted as collateral for swap contracts are identified in the Consolidated Schedule of Investments and restricted cash, if any, is identified on the Consolidated Statement of Assets and Liabilities. Risks may exceed amounts recorded in the Consolidated Statement of Assets and Liabilities. These risks include changes in the returns of the underlying instruments, failure of the counterparties to perform under the contracts’ terms, and the possible lack of liquidity with respect to the swap agreements.

OTC swap payments received or made at the beginning of the measurement period are reflected as a premium or deposit, respectively, on the Consolidated Statement of Assets and Liabilities. These upfront payments are amortized over the life of the swap and are recognized as realized gain or loss in the Consolidated Statement of Operations. Net periodic payments received or paid by the Portfolio are recognized as a realized gain or loss in the Consolidated Statement of Operations.

The Portfolio’s maximum exposure in the event of a defined credit event on a credit default swap to sell protection is the notional amount. As of December 31, 2016, the Portfolio did not hold any credit default swaps to sell protection.

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For average notional amounts of swaps held during the year ended December 31, 2016, see Note 4.

Credit default swaps

The Portfolio enters into credit default swap (“CDS”) contracts for investment purposes, to manage its credit risk or to add leverage. CDS agreements involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default by a third party, typically corporate or sovereign issuers, on a specified obligation, or in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising a credit index. The Portfolio may use a CDS to provide protection against defaults of the issuers (i.e., to reduce risk where the Portfolio has exposure to an issuer) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. As a seller of protection, the Portfolio generally receives an upfront payment or a stream of payments throughout the term of the swap provided that there is no credit event. If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the maximum potential amount of future payments (undiscounted) that the Portfolio could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. These amounts of potential payments will be partially offset by any recovery of values from the respective referenced obligations. As a seller of protection, the Portfolio effectively adds leverage to its portfolio because, in addition to its total net assets, the Portfolio is subject to investment exposure on the notional amount of the swap. As a buyer of protection, the Portfolio generally receives an amount up to the notional value of the swap if a credit event occurs.

Implied spreads are the theoretical prices a lender receives for credit default protection. When spreads rise, market perceived credit risk rises and when spreads fall, market perceived credit risk falls. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to enter into the agreement. Wider credit spreads and decreasing market values, when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. Credit spreads utilized in determining the period end market value of credit default swap agreements on corporate or sovereign issues are disclosed in the Notes to Consolidated Financial Statements and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for credit derivatives. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values, particularly in relation to the notional amount of the contract as well as the annual payment rate, serve as an indication of the current status of the payment/performance risk.

The Portfolio’s maximum risk of loss from counterparty risk, as the protection buyer, is the fair value of the contract (this risk is mitigated by the posting of collateral by the counterparty to the Portfolio to cover the Portfolio’s exposure to the counterparty). As the

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Notes to consolidated financial statements (cont’d)

protection seller, the Portfolio’s maximum risk is the notional amount of the contract. Credit default swaps are considered to have credit risk-related contingent features since they require payment by the protection seller to the protection buyer upon the occurrence of a defined credit event.

Entering into a CDS agreement involves, to varying degrees, elements of credit, market and documentation risk in excess of the related amounts recognized on the Consolidated Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreement may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreement, and that there will be unfavorable changes in net interest rates.

Total return swaps

The Portfolio enters into total return swaps for investment purposes. Total return swaps are agreements to exchange the return generated by one instrument for the return generated by another instrument. For example, the agreement to pay a predetermined or fixed interest rate in exchange for a market-linked return based on a notional amount. To the extent the total return of a referenced index or instrument exceeds the offsetting interest obligation, the Portfolio will receive a payment from the counterparty. To the extent it is less, the Portfolio will make a payment to the counterparty.

(i) Credit and market risk. The Portfolio invests in high-yield instruments that are subject to certain credit and market risks. The yields of high-yield obligations reflect, among other things, perceived credit and market risks. The Portfolio’s investments in securities rated below investment grade typically involve risks not associated with higher rated securities including, among others, greater risk related to timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading.

(j) Foreign investment risks. The Portfolio’s investments in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in foreign currencies, may require settlement in foreign currencies or pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Portfolio. Foreign investments may also subject the Portfolio to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which affect the market and/or credit risk of the investments.

(k) Counterparty risk and credit-risk-related contingent features of derivative instruments. The Portfolio may invest in certain securities or engage in other transactions, where the Portfolio is exposed to counterparty credit risk in addition to broader market risks. The Portfolio may invest in securities of issuers, which may also be considered counterparties as trading partners in other transactions. This may increase the risk of loss in the event of default or bankruptcy by the counterparty or if the counterparty otherwise fails to meet its contractual obligations. The Portfolio’s investment manager and subadvisers attempt to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its

36	EnTrustPermal Alternative Select VIT Portfolio 2016 Annual Report

trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment and (iii) requiring collateral from the counterparty for certain transactions. Market events and changes in overall economic conditions may impact the assessment of such counterparty risk by the investment manager and subadvisers. In addition, declines in the values of underlying collateral received may expose the Portfolio to increased risk of loss.

The Portfolio has entered into master agreements with certain of its derivative counterparties that provide for general obligations, representations, agreements, collateral, events of default or termination and credit related contingent features. The credit related contingent features include, but are not limited to, a percentage decrease in the Portfolio’s net assets or NAV over a specified period of time. If these credit related contingent features were triggered, the derivatives counterparty could terminate the positions and demand payment or require additional collateral.

Collateral requirements differ by type of derivative. Collateral or margin requirements are set by the broker or exchange clearinghouse for exchange traded derivatives while collateral terms are contract specific for over-the-counter traded derivatives. Cash collateral that has been pledged to cover obligations of the Portfolio under derivative contracts, if any, will be reported separately in the Consolidated Statement of Assets and Liabilities. Securities pledged as collateral, if any, for the same purpose are noted in the Consolidated Schedule of Investments.

Absent an event of default by the counterparty or a termination of the agreement, the terms of the master agreements do not result in an offset of reported amounts of financial assets and financial liabilities in the Consolidated Statement of Assets and Liabilities across transactions between the Portfolio and the applicable counterparty. The enforceability of the right to offset may vary by jurisdiction.

As of December 31, 2016, the Portfolio held forward foreign currency contracts and OTC total return swaps with credit related contingent features which had a liability position of $766,264. If a contingent feature in the master agreements would have been triggered, the Portfolio would have been required to pay this amount to its derivatives counterparties. As of December 31, 2016, the Portfolio had posted with its counterparties cash and/or securities as collateral to cover the net liability of these derivatives amounting to $3,102,000, which could be used to reduce the required payment.

(l) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as practicable after the Portfolio determines the existence of a dividend declaration after exercising reasonable due diligence. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults or a credit event

EnTrustPermal Alternative Select VIT Portfolio 2016 Annual Report	37

Notes to consolidated financial statements (cont’d)

occurs that impacts the issuer, the Portfolio may halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default or credit event.

(m) Distributions to shareholders. Distributions from net investment income and distributions of net realized gains, if any, are declared at least annually. Distributions to shareholders of the Portfolio are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(n) REIT distributions. The character of distributions received from Real Estate Investment Trusts (‘‘REITs’’) held by the Portfolio is generally comprised of net investment income, capital gains, and return of capital. It is the policy of the Portfolio to estimate the character of distributions received from underlying REITs based on historical data provided by the REITs. After each calendar year end, REITs report the actual tax character of these distributions. Differences between the estimated and actual amounts reported by the REITs are reflected in the Portfolio’s records in the year in which they are reported by the REITs by adjusting related investment cost basis, capital gains and income, as necessary.

(o) Compensating balance arrangements. The Portfolio has an arrangement with its custodian bank whereby a portion of the custodian’s fees is paid indirectly by credits earned on the Portfolio’s cash on deposit with the bank.

(p) Federal and other taxes. It is the Portfolio’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986 (the “Code”), as amended, applicable to regulated investment companies. Accordingly, the Portfolio intends to distribute its taxable income and net realized gains, if any, to shareholders in accordance with timing requirements imposed by the Code. Therefore, no federal or state income tax provision is required in the Portfolio’s financial statements.

Management has analyzed the Portfolio’s tax positions taken on income tax returns for all open tax years and has concluded that as of December 31, 2016, no provision for income tax is required in the Portfolio’s financial statements. The Portfolio’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

Under the applicable foreign tax laws, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

(q) Reclassification. GAAP requires that certain components of net assets be reclassified to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. During the current year, the following reclassifications have been made:

	Overdistributed Net Investment Income	Accumulated Net Realized Loss	Paid-in Capital
(a)	$664,698	$(158,785)	$(505,913)
(b)	488,823	(488,823)	—

(a)	Reclassifications are due to a tax net operating loss, a taxable overdistribution and losses realized by the Portfolio’s wholly owned subsidiary.

38	EnTrustPermal Alternative Select VIT Portfolio 2016 Annual Report

(b)

Reclassifications are due to foreign currency transactions treated as ordinary income for tax purposes, book/tax differences in the treatment of passive foreign investment companies and book/tax differences in the treatment of swap contracts.

2. Investment management agreement and other transactions with affiliates

EnTrustPermal Management LLC (“EnTrustPermal”) is the Portfolio’s investment manager. Prior to May 20, 2016, Permal Asset Management LLC (“Permal”) was the Portfolio’s investment manager. Atlantic Investment Management, Inc., BH-DG Systematic Trading LLC (part of a joint venture arrangement between David Gorton and Brevan Howard Investment Holdings Limited) (trading advisor), Electron Capital Partners, LLC (effective April 19, 2016) and First Quadrant, L.P. (effective March 6, 2016) are the Portfolio’s subadvisers. Apex Capital, LLC, TT International and River Canyon Fund Management LLC (a wholly-owned subsidiary of Canyon Capital Advisors LLC) no longer serve as subadvisers to the Portfolio effective February 29, 2016, June 5, 2016 and June 30, 2016, respectively. Legg Mason Partners Fund Advisor, LLC (“LMPFA”) serves as the administrator to the Portfolio. EnTrustPermal is a subsidiary of Legg Mason, Inc. (“Legg Mason”) and LMPFA is a wholly-owned subsidiary of Legg Mason. Permal was a wholly-owned subsidiary of Legg Mason.

Under the management agreement, the Portfolio pays EnTrustPermal (Permal prior to May 20, 2016) an investment management fee, calculated daily and paid monthly, at an annual rate of 1.90% of the Portfolio’s average daily net assets. The Portfolio pays LMPFA an administration fee at an annual rate of 0.09% of the Portfolio’s average daily net assets.

As a result of an expense limitation arrangement between the Portfolio and EnTrustPermal, the ratio of total annual fund operating expenses (other than taxes; interest; extraordinary expenses; brokerage commissions and expenses; fees, costs and expenses associated with any prime brokerage arrangement (including the costs of any securities borrowing arrangement); acquired fund fees and expenses; and dividend and interest expenses on securities sold short) to average net assets of Class II shares did not exceed 2.70%. Total annual fund operating expenses after waiving fees and/or reimbursing expenses exceed the expense cap as a result of dividend and interest expenses on securities sold short. This expense limitation arrangement cannot be terminated prior to December 31, 2018 without the Board of Trustees’ consent. This arrangement, however, may be modified by the manager to decrease total annual operating expenses at any time. From time to time, LMPFA may also voluntarily waive some or all of its administration fee.

During the year ended December 31, 2016, fees waived and/or expenses reimbursed amounted to $553,259, which includes administrative fees waived in the amount of $31,436.

EnTrustPermal is permitted to recapture amounts waived and/or reimbursed to a class during the same fiscal year if the class’ total annual operating expenses have fallen to a level below the expense limitation (“expense cap”) in effect at the time the fees were earned or the expenses incurred. In no case will EnTrustPermal recapture any amount that would result, on any particular business day of the Portfolio, in the class’ total annual operating expenses exceeding the expense cap or any other lower limit then in effect.

EnTrustPermal Alternative Select VIT Portfolio 2016 Annual Report	39

Notes to consolidated financial statements (cont’d)

Legg Mason Investor Services, LLC, a wholly-owned broker-dealer subsidiary of Legg Mason, serves as the Portfolio’s sole and exclusive distributor. The Portfolio has adopted a Rule 12b-1 shareholder service and distribution plan and under that plan the Portfolio pays service and/or distribution fees with respect to its Class II shares calculated at the annual rate of 0.25% of the average daily net assets of the class. Service and/or distribution fees are accrued daily and paid monthly.

All officers and one Trustee of the Trust are employees of Legg Mason or its affiliates and do not receive compensation from the Trust.

As of December 31, 2016, Legg Mason and its affiliates owned 58% of the Portfolio.

The Portfolio is permitted to purchase or sell securities from or to certain other affiliated funds or portfolios under specified conditions outlined in procedures adopted by the Board of Trustees. The procedures have been designed to provide assurance that any purchase or sale of securities by the Portfolio from or to another fund or portfolio that is, or could be considered, an affiliate by virtue of having a common investment manager or subadviser (or affiliated investment manager or subadviser), common Trustees and/or common officers complies with Rule 17a-7 under the 1940 Act. Further, as defined under the procedures, each transaction is effected at the current market price. For the year ended December 31, 2016, such purchase and sale transactions were $0 and $390,310, respectively, with a net realized loss of $44,325.

3. Investments

During the year ended December 31, 2016, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) were as follows:

Investments*
Purchases	$45,294,113
Sales	44,666,987

*	Excluding securities sold short and covers on securities sold short in the amounts of $17,937,528 and $14,931,641, respectively.

At December 31, 2016, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

Gross unrealized appreciation	$1,364,105
Gross unrealized depreciation	(839,365)
Net unrealized appreciation	$524,740

During the year ended December 31, 2016, written option transactions for the Portfolio were as follows:

	Number of Contracts/ Notional Amount	Premiums
Written options, outstanding as of December 31, 2015	695,405	$153,616
Options written	7,938,829	47,488
Options closed	(8,634,074)	(148,605)
Options exercised	(22)	(14,817)
Options expired	(138)	(37,682)
Written options, outstanding as of December 31, 2016	—	—

40	EnTrustPermal Alternative Select VIT Portfolio 2016 Annual Report

At December 31, 2016, the Portfolio had the following open futures contracts:

	Number of Contracts	Expiration Date	Basis Value	Market Value	Unrealized Appreciation (Depreciation)
Contracts to Buy:
3-Month Euribor	17	6/19	$4,478,893	$4,478,909	$16
90-Day Sterling	11	12/18	1,683,185	1,683,535	350
CAC 40 10 Euro Index	6	1/17	303,364	307,142	3,778
Dax Index	2	3/17	592,590	603,432	10,842
E-Mini NASDAQ 100 Index	5	3/17	488,036	486,400	(1,636)
E-Mini S&P 500 Index	22	3/17	2,470,513	2,459,820	(10,693)
E-mini Nikkei 225 Index	46	3/17	732,353	751,743	19,390
Euro Stoxx 50	25	3/17	846,625	862,384	15,759
FTSE 100 Index	9	3/17	766,896	781,958	15,062
LME Copper	1	1/17	118,629	138,150	19,521	*
LME Copper	1	3/17	62,837	62,638	(199)	*
LME Price Aluminum	3	1/17	127,429	127,050	(379)	*
LME Zinc	2	1/17	113,381	128,175	14,794	*
Low Sulphur Gasoil	2	2/17	98,550	100,950	2,400	*
MSCI Taiwan Index	1	1/17	33,730	34,380	650
Mini Topix Index	25	3/17	315,274	324,706	9,432
Natural Gas	1	1/17	37,760	37,240	(520)	*
Russell 2000 Mini Index	2	3/17	136,700	135,690	(1,010)
Topix Index	1	3/17	127,659	129,882	2,223
WTI Crude	2	1/17	107,824	107,440	(384)	*
					99,396
Contracts to Sell:
3-Month Bankers Acceptance	4	12/17	736,098	736,566	(468)
90-Day Eurodollar	33	6/19	8,063,784	8,070,562	(6,778)
CBOE Volatility Index	2	2/17	31,550	33,150	(1,600)
Corn	1	3/17	17,675	17,600	75	*
LME Copper	1	1/17	116,059	138,150	(22,091)	*
LME Price Aluminum	3	1/17	127,317	127,050	267	*
LME Zinc	2	1/17	117,607	128,175	(10,568)	*
Wheat	2	3/17	42,795	40,800	1,995	*
					(39,168)
Net unrealized appreciation on open futures contracts					$60,228

*	Held by the Subsidiary.

At December 31, 2016, the Portfolio had the following open forward foreign currency contracts:

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
PLN	40,000	USD	9,353	Deutsche Bank AG	1/5/17	$206
PLN	10,000	USD	2,368	Deutsche Bank AG	1/5/17	21
PLN	30,000	USD	7,167	Deutsche Bank AG	1/5/17	2

EnTrustPermal Alternative Select VIT Portfolio 2016 Annual Report	41

Notes to consolidated financial statements (cont’d)

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
PLN	180,000	USD	43,027	Deutsche Bank AG	1/5/17	$(14)
SEK	160,000	USD	17,107	Deutsche Bank AG	1/5/17	456
SEK	100,000	USD	10,846	Deutsche Bank AG	1/5/17	131
SEK	70,000	USD	7,633	Deutsche Bank AG	1/5/17	51
SEK	80,000	USD	8,761	Deutsche Bank AG	1/5/17	21
SEK	110,000	USD	12,138	Deutsche Bank AG	1/5/17	(63)
SEK	1,330,000	USD	146,652	Deutsche Bank AG	1/5/17	(655)
USD	49,448	PLN	210,000	Deutsche Bank AG	1/5/17	(734)
USD	4,714	PLN	20,000	Deutsche Bank AG	1/5/17	(66)
USD	2,357	PLN	10,000	Deutsche Bank AG	1/5/17	(33)
USD	2,351	PLN	10,000	Deutsche Bank AG	1/5/17	(38)
USD	2,356	PLN	10,000	Deutsche Bank AG	1/5/17	(33)
USD	5,468	SEK	50,000	Deutsche Bank AG	1/5/17	(21)
USD	168,819	SEK	1,570,000	Deutsche Bank AG	1/5/17	(3,523)
USD	11,734	SEK	110,000	Deutsche Bank AG	1/5/17	(341)
USD	2,138	SEK	20,000	Deutsche Bank AG	1/5/17	(58)
USD	3,202	SEK	30,000	Deutsche Bank AG	1/5/17	(91)
USD	2,171	SEK	20,000	Deutsche Bank AG	1/5/17	(25)
USD	5,416	SEK	50,000	Deutsche Bank AG	1/5/17	(72)
AUD	470,000	JPY	40,928,728	Deutsche Bank AG	1/6/17	(11,067)
AUD	20,000	JPY	1,733,730	Deutsche Bank AG	1/6/17	(403)
AUD	100,000	JPY	8,558,610	Deutsche Bank AG	1/6/17	(1,074)
AUD	10,000	JPY	845,795	Deutsche Bank AG	1/6/17	(21)
AUD	2,000,000	USD	1,444,428	Deutsche Bank AG	1/6/17	(1,213)
CAD	830,000	USD	616,001	Deutsche Bank AG	1/6/17	2,205
EUR	460,000	USD	479,808	Deutsche Bank AG	1/6/17	4,483
EUR	160,000	USD	167,318	Deutsche Bank AG	1/6/17	1,132
EUR	640,000	USD	676,070	Deutsche Bank AG	1/6/17	(2,273)
EUR	1,390,000	USD	1,471,429	Deutsche Bank AG	1/6/17	(8,027)
GBP	70,000	USD	87,482	Deutsche Bank AG	1/6/17	(1,207)
GBP	10,000	USD	12,396	Deutsche Bank AG	1/6/17	(71)
GBP	950,000	USD	1,168,768	Deutsche Bank AG	1/6/17	2,101
JPY	7,674,189	AUD	90,000	Deutsche Bank AG	1/6/17	723
JPY	1,702,974	AUD	20,000	Deutsche Bank AG	1/6/17	140
JPY	1,700,610	AUD	20,000	Deutsche Bank AG	1/6/17	120
JPY	5,916,575	AUD	70,000	Deutsche Bank AG	1/6/17	115
JPY	5,032,998	AUD	60,000	Deutsche Bank AG	1/6/17	(230)
JPY	28,713,272	AUD	340,000	Deutsche Bank AG	1/6/17	350
JPY	12,220,000	USD	103,447	Deutsche Bank AG	1/6/17	1,118
JPY	4,650,000	USD	39,956	Deutsche Bank AG	1/6/17	(167)
JPY	127,740,000	USD	1,093,631	Deutsche Bank AG	1/6/17	(573)
JPY	1,326,245	USD	11,351	Deutsche Bank AG	1/6/17	(3)

42	EnTrustPermal Alternative Select VIT Portfolio 2016 Annual Report

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
MXN	3,470,000	USD	167,351	Deutsche Bank AG	1/6/17	$(8)
NOK	130,000	USD	15,034	Deutsche Bank AG	1/6/17	21
NOK	100,000	USD	11,533	Deutsche Bank AG	1/6/17	48
NOK	180,000	USD	20,927	Deutsche Bank AG	1/6/17	(82)
NOK	2,660,000	USD	309,969	Deutsche Bank AG	1/6/17	(1,921)
NZD	280,000	USD	198,084	Deutsche Bank AG	1/6/17	(3,575)
NZD	10,000	USD	6,953	Deutsche Bank AG	1/6/17	(7)
NZD	370,000	USD	257,384	Deutsche Bank AG	1/6/17	(354)
TRY	10,000	USD	2,827	Deutsche Bank AG	1/6/17	7
TRY	10,000	USD	2,835	Deutsche Bank AG	1/6/17	(1)
TRY	370,000	USD	104,918	Deutsche Bank AG	1/6/17	(72)
USD	215,202	AUD	290,000	Deutsche Bank AG	1/6/17	5,936
USD	59,176	AUD	80,000	Deutsche Bank AG	1/6/17	1,448
USD	293,553	AUD	400,000	Deutsche Bank AG	1/6/17	4,910
USD	196,918	AUD	270,000	Deutsche Bank AG	1/6/17	2,084
USD	144,977	AUD	200,000	Deutsche Bank AG	1/6/17	656
USD	130,321	AUD	180,000	Deutsche Bank AG	1/6/17	432
USD	101,252	AUD	140,000	Deutsche Bank AG	1/6/17	227
USD	64,884	AUD	90,000	Deutsche Bank AG	1/6/17	(61)
USD	136,518	AUD	190,000	Deutsche Bank AG	1/6/17	(587)
USD	79,159	AUD	110,000	Deutsche Bank AG	1/6/17	(218)
USD	36,042	AUD	50,000	Deutsche Bank AG	1/6/17	(38)
USD	112,558	CAD	150,000	Deutsche Bank AG	1/6/17	835
USD	7,472	CAD	10,000	Deutsche Bank AG	1/6/17	24
USD	37,419	CAD	50,000	Deutsche Bank AG	1/6/17	177
USD	29,890	CAD	40,000	Deutsche Bank AG	1/6/17	97
USD	52,272	CAD	70,000	Deutsche Bank AG	1/6/17	134
USD	22,422	CAD	30,000	Deutsche Bank AG	1/6/17	77
USD	59,286	CAD	80,000	Deutsche Bank AG	1/6/17	(300)
USD	66,680	CAD	90,000	Deutsche Bank AG	1/6/17	(355)
USD	118,222	CAD	160,000	Deutsche Bank AG	1/6/17	(951)
USD	66,321	CAD	90,000	Deutsche Bank AG	1/6/17	(713)
USD	44,318	CAD	60,000	Deutsche Bank AG	1/6/17	(371)
USD	42,624	EUR	40,000	Deutsche Bank AG	1/6/17	512
USD	2,102,706	EUR	2,000,000	Deutsche Bank AG	1/6/17	(2,909)
USD	73,200	EUR	70,000	Deutsche Bank AG	1/6/17	(496)
USD	114,767	EUR	110,000	Deutsche Bank AG	1/6/17	(1,042)
USD	73,158	EUR	70,000	Deutsche Bank AG	1/6/17	(539)
USD	51,945	EUR	50,000	Deutsche Bank AG	1/6/17	(695)
USD	73,192	EUR	70,000	Deutsche Bank AG	1/6/17	(504)
USD	31,418	EUR	30,000	Deutsche Bank AG	1/6/17	(167)
USD	62,752	EUR	60,000	Deutsche Bank AG	1/6/17	(416)

EnTrustPermal Alternative Select VIT Portfolio 2016 Annual Report	43

Notes to consolidated financial statements (cont’d)

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	62,774	EUR	60,000	Deutsche Bank AG	1/6/17	$(395)
USD	93,695	EUR	90,000	Deutsche Bank AG	1/6/17	(1,058)
USD	38,155	GBP	30,000	Deutsche Bank AG	1/6/17	1,180
USD	802,088	GBP	640,000	Deutsche Bank AG	1/6/17	13,292
USD	74,060	GBP	60,000	Deutsche Bank AG	1/6/17	110
USD	61,987	GBP	50,000	Deutsche Bank AG	1/6/17	362
USD	74,006	GBP	60,000	Deutsche Bank AG	1/6/17	56
USD	49,076	GBP	40,000	Deutsche Bank AG	1/6/17	(224)
USD	110,402	GBP	90,000	Deutsche Bank AG	1/6/17	(522)
USD	36,678	GBP	30,000	Deutsche Bank AG	1/6/17	(296)
USD	36,697	GBP	30,000	Deutsche Bank AG	1/6/17	(278)
USD	948,507	JPY	111,750,000	Deutsche Bank AG	1/6/17	(7,726)
USD	77,361	JPY	9,070,000	Deutsche Bank AG	1/6/17	(250)
USD	31,191	JPY	3,660,000	Deutsche Bank AG	1/6/17	(127)
USD	71,744	JPY	8,440,000	Deutsche Bank AG	1/6/17	(476)
USD	6,122	JPY	720,000	Deutsche Bank AG	1/6/17	(39)
USD	12,503	JPY	1,470,000	Deutsche Bank AG	1/6/17	(76)
USD	18,335	JPY	2,150,000	Deutsche Bank AG	1/6/17	(62)
USD	42,919	JPY	5,030,000	Deutsche Bank AG	1/6/17	(123)
USD	19,743	JPY	2,320,000	Deutsche Bank AG	1/6/17	(109)
USD	3,947	MXN	80,000	Deutsche Bank AG	1/6/17	89
USD	101,548	MXN	2,100,000	Deutsche Bank AG	1/6/17	275
USD	6,349	MXN	130,000	Deutsche Bank AG	1/6/17	80
USD	4,891	MXN	100,000	Deutsche Bank AG	1/6/17	68
USD	4,404	MXN	90,000	Deutsche Bank AG	1/6/17	63
USD	7,326	MXN	150,000	Deutsche Bank AG	1/6/17	92
USD	5,292	MXN	110,000	Deutsche Bank AG	1/6/17	(13)
USD	29,853	MXN	620,000	Deutsche Bank AG	1/6/17	(47)
USD	4,351	MXN	90,000	Deutsche Bank AG	1/6/17	11
USD	21,239	NOK	180,000	Deutsche Bank AG	1/6/17	394
USD	132,116	NOK	1,140,000	Deutsche Bank AG	1/6/17	96
USD	37,941	NOK	330,000	Deutsche Bank AG	1/6/17	(276)
USD	26,549	NOK	230,000	Deutsche Bank AG	1/6/17	(87)
USD	24,127	NOK	210,000	Deutsche Bank AG	1/6/17	(192)
USD	9,260	NOK	80,000	Deutsche Bank AG	1/6/17	(4)
USD	29,881	NOK	260,000	Deutsche Bank AG	1/6/17	(229)
USD	20,662	NOK	180,000	Deutsche Bank AG	1/6/17	(183)
USD	35,587	NOK	310,000	Deutsche Bank AG	1/6/17	(313)
USD	17,191	NOK	150,000	Deutsche Bank AG	1/6/17	(180)
USD	126,372	NZD	180,000	Deutsche Bank AG	1/6/17	1,330
USD	69,691	NZD	100,000	Deutsche Bank AG	1/6/17	224
USD	62,244	NZD	90,000	Deutsche Bank AG	1/6/17	(276)

44	EnTrustPermal Alternative Select VIT Portfolio 2016 Annual Report

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	41,439	NZD	60,000	Deutsche Bank AG	1/6/17	$(242)
USD	41,409	NZD	60,000	Deutsche Bank AG	1/6/17	(272)
USD	34,521	NZD	50,000	Deutsche Bank AG	1/6/17	(213)
USD	55,097	NZD	80,000	Deutsche Bank AG	1/6/17	(477)
USD	13,846	NZD	20,000	Deutsche Bank AG	1/6/17	(48)
USD	13,883	NZD	20,000	Deutsche Bank AG	1/6/17	(11)
USD	2,860	TRY	10,000	Deutsche Bank AG	1/6/17	27
USD	93,163	TRY	330,000	Deutsche Bank AG	1/6/17	(348)
USD	2,832	TRY	10,000	Deutsche Bank AG	1/6/17	(2)
USD	2,843	TRY	10,000	Deutsche Bank AG	1/6/17	9
USD	2,830	TRY	10,000	Deutsche Bank AG	1/6/17	(3)
USD	5,628	TRY	20,000	Deutsche Bank AG	1/6/17	(40)
USD	22,544	ZAR	320,000	Deutsche Bank AG	1/6/17	(749)
USD	5,670	ZAR	80,000	Deutsche Bank AG	1/6/17	(153)
USD	2,123	ZAR	30,000	Deutsche Bank AG	1/6/17	(60)
USD	2,126	ZAR	30,000	Deutsche Bank AG	1/6/17	(57)
USD	2,837	ZAR	40,000	Deutsche Bank AG	1/6/17	(74)
USD	57,394	ZAR	790,000	Deutsche Bank AG	1/6/17	(109)
ZAR	70,000	USD	5,106	Deutsche Bank AG	1/6/17	(11)
ZAR	820,000	USD	58,064	Deutsche Bank AG	1/6/17	1,622
ZAR	130,000	USD	9,267	Deutsche Bank AG	1/6/17	196
ZAR	50,000	USD	3,577	Deutsche Bank AG	1/6/17	62
ZAR	80,000	USD	5,736	Deutsche Bank AG	1/6/17	87
ZAR	70,000	USD	5,044	Deutsche Bank AG	1/6/17	51
ZAR	70,000	USD	5,116	Deutsche Bank AG	1/6/17	(21)
AUD	40,000	JPY	3,374,764	Deutsche Bank AG	1/20/17	(50)
AUD	340,000	JPY	28,679,510	Deutsche Bank AG	1/20/17	(370)
CAD	80,000	USD	59,564	Deutsche Bank AG	1/20/17	33
GBP	80,000	USD	98,994	Deutsche Bank AG	1/20/17	(355)
PLN	10,000	USD	2,393	Deutsche Bank AG	1/20/17	(4)
SEK	50,000	USD	5,531	Deutsche Bank AG	1/20/17	(37)
TRY	10,000	USD	2,830	Deutsche Bank AG	1/20/17	(4)
USD	50,517	AUD	70,000	Deutsche Bank AG	1/20/17	22
USD	1,443,884	AUD	2,000,000	Deutsche Bank AG	1/20/17	1,188
USD	616,104	CAD	830,000	Deutsche Bank AG	1/20/17	(2,212)
USD	1,472,535	EUR	1,390,000	Deutsche Bank AG	1/20/17	8,014
USD	1,169,159	GBP	950,000	Deutsche Bank AG	1/20/17	(2,180)
USD	4,621	JPY	540,000	Deutsche Bank AG	1/20/17	(4)
USD	1,094,535	JPY	127,740,000	Deutsche Bank AG	1/20/17	492
USD	5,777	MXN	120,000	Deutsche Bank AG	1/20/17	1
USD	167,025	MXN	3,470,000	Deutsche Bank AG	1/20/17	15
USD	310,003	NOK	2,660,000	Deutsche Bank AG	1/20/17	1,907

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Notes to consolidated financial statements (cont’d)

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	257,255	NZD	370,000	Deutsche Bank AG	1/20/17	$350
USD	43,012	PLN	180,000	Deutsche Bank AG	1/20/17	11
USD	146,786	SEK	1,330,000	Deutsche Bank AG	1/20/17	636
USD	104,617	TRY	370,000	Deutsche Bank AG	1/20/17	76
ZAR	790,000	USD	57,243	Deutsche Bank AG	1/20/17	112
ZAR	40,000	USD	2,914	Deutsche Bank AG	1/20/17	(10)
CAD	1,518,429	USD	1,132,733	Deutsche Bank AG	3/15/17	(852)
CAD	573,534	USD	432,252	Deutsche Bank AG	3/15/17	(4,723)
CAD	399,921	USD	305,521	Deutsche Bank AG	3/15/17	(7,408)
CAD	165,214	USD	122,085	Deutsche Bank AG	3/15/17	1,071
EUR	96,146	USD	102,462	Deutsche Bank AG	3/15/17	(902)
EUR	341,300	USD	368,250	Deutsche Bank AG	3/15/17	(7,729)
GBP	303,442	USD	384,840	Deutsche Bank AG	3/15/17	(10,231)
GBP	131,335	USD	162,369	Deutsche Bank AG	3/15/17	(231)
GBP	117,410	USD	144,295	Deutsche Bank AG	3/15/17	651
GBP	156,221	USD	191,634	Deutsche Bank AG	3/15/17	1,226
JPY	179,829,345	USD	1,582,100	Deutsche Bank AG	3/15/17	(38,164)
NOK	19,952,563	USD	2,362,326	Deutsche Bank AG	3/15/17	(50,692)
NOK	851,524	USD	97,763	Deutsche Bank AG	3/15/17	892
NOK	274,886	USD	31,687	Deutsche Bank AG	3/15/17	160
NZD	735,406	USD	517,443	Deutsche Bank AG	3/15/17	(7,615)
NZD	231,124	USD	160,320	Deutsche Bank AG	3/15/17	(91)
SEK	5,075,882	USD	551,154	Deutsche Bank AG	3/15/17	8,281
SEK	14,070,653	USD	1,537,438	Deutsche Bank AG	3/15/17	13,350
SEK	1,373,750	USD	150,612	Deutsche Bank AG	3/15/17	795
SEK	2,100,479	USD	225,689	Deutsche Bank AG	3/15/17	5,814
SEK	3,024,959	USD	328,674	Deutsche Bank AG	3/15/17	4,720
SGD	329,213	USD	231,512	Deutsche Bank AG	3/15/17	(4,262)
USD	2,023,499	AUD	2,742,092	Deutsche Bank AG	3/15/17	48,047
USD	1,183,583	EUR	1,109,169	Deutsche Bank AG	3/15/17	11,949
USD	618,666	EUR	580,042	Deutsche Bank AG	3/15/17	5,958
USD	560,933	EUR	535,545	Deutsche Bank AG	3/15/17	(4,773)
USD	295,388	EUR	282,693	Deutsche Bank AG	3/15/17	(3,225)
USD	1,051,386	GBP	834,261	Deutsche Bank AG	3/15/17	21,464
USD	428,406	NOK	3,707,803	Deutsche Bank AG	3/15/17	(1,167)
USD	588,272	NZD	836,229	Deutsche Bank AG	3/15/17	8,547
USD	167,347	NZD	236,588	Deutsche Bank AG	3/15/17	3,330
USD	308,968	NZD	433,879	Deutsche Bank AG	3/15/17	8,177
USD	490,456	SEK	4,495,225	Deutsche Bank AG	3/15/17	(4,982)
USD	273,718	SEK	2,554,617	Deutsche Bank AG	3/15/17	(7,838)
USD	365,431	SEK	3,352,490	Deutsche Bank AG	3/15/17	(4,061)
AUD	5,231,648	USD	3,901,502	Morgan Stanley & Co. Inc.	3/15/17	(132,528)

46	EnTrustPermal Alternative Select VIT Portfolio 2016 Annual Report

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
AUD	286,225	USD	211,225	Morgan Stanley & Co. Inc.	3/15/17	$(5,023)
AUD	905,691	USD	669,667	Morgan Stanley & Co. Inc.	3/15/17	(17,191)
AUD	1,318,972	USD	968,667	Morgan Stanley & Co. Inc.	3/15/17	(18,456)
AUD	687,526	USD	497,380	Morgan Stanley & Co. Inc.	3/15/17	(2,074)
AUD	115,468	USD	83,406	Morgan Stanley & Co. Inc.	3/15/17	(221)
AUD	179,341	USD	129,207	Morgan Stanley & Co. Inc.	3/15/17	(6)
AUD	207,116	USD	149,044	Morgan Stanley & Co. Inc.	3/15/17	166
AUD	91,181	USD	65,576	Morgan Stanley & Co. Inc.	3/15/17	113
CAD	453,678	USD	341,615	Morgan Stanley & Co. Inc.	3/15/17	(3,430)
CAD	201,054	USD	150,400	Morgan Stanley & Co. Inc.	3/15/17	(528)
CAD	153,508	USD	113,969	Morgan Stanley & Co. Inc.	3/15/17	461
CAD	236,330	USD	174,905	Morgan Stanley & Co. Inc.	3/15/17	1,263
CAD	171,859	USD	126,799	Morgan Stanley & Co. Inc.	3/15/17	1,310
EUR	308,939	USD	330,417	Morgan Stanley & Co. Inc.	3/15/17	(4,080)
EUR	2,095,394	USD	2,236,540	Morgan Stanley & Co. Inc.	3/15/17	(23,140)
EUR	564,623	USD	608,904	Morgan Stanley & Co. Inc.	3/15/17	(12,483)
GBP	521,820	USD	660,464	Morgan Stanley & Co. Inc.	3/15/17	(16,260)
GBP	554,190	USD	700,607	Morgan Stanley & Co. Inc.	3/15/17	(16,441)
GBP	141,898	USD	180,683	Morgan Stanley & Co. Inc.	3/15/17	(5,505)
GBP	79,655	USD	99,164	Morgan Stanley & Co. Inc.	3/15/17	(827)
GBP	216,368	USD	268,264	Morgan Stanley & Co. Inc.	3/15/17	(1,151)
GBP	169,845	USD	208,417	Morgan Stanley & Co. Inc.	3/15/17	1,262
JPY	47,160,931	USD	415,551	Morgan Stanley & Co. Inc.	3/15/17	(10,648)
JPY	21,521,300	USD	187,761	Morgan Stanley & Co. Inc.	3/15/17	(2,989)
JPY	53,540,015	USD	455,458	Morgan Stanley & Co. Inc.	3/15/17	4,212
JPY	92,573,846	USD	786,645	Morgan Stanley & Co. Inc.	3/15/17	8,153
JPY	67,216,467	USD	576,249	Morgan Stanley & Co. Inc.	3/15/17	841
NOK	667,838	USD	76,665	Morgan Stanley & Co. Inc.	3/15/17	708
NZD	465,951	USD	331,709	Morgan Stanley & Co. Inc.	3/15/17	(8,683)
NZD	3,869,277	USD	2,755,119	Morgan Stanley & Co. Inc.	3/15/17	(72,700)
NZD	247,521	USD	170,700	Morgan Stanley & Co. Inc.	3/15/17	896
SEK	3,376,995	USD	371,241	Morgan Stanley & Co. Inc.	3/15/17	953
SEK	2,338,087	USD	257,683	Morgan Stanley & Co. Inc.	3/15/17	7
SGD	438,232	USD	307,559	Morgan Stanley & Co. Inc.	3/15/17	(5,054)
SGD	241,998	USD	170,126	Morgan Stanley & Co. Inc.	3/15/17	(3,078)
SGD	248,067	USD	174,129	Morgan Stanley & Co. Inc.	3/15/17	(2,892)
USD	593,380	AUD	802,045	Morgan Stanley & Co. Inc.	3/15/17	15,572
USD	812,428	AUD	1,094,734	Morgan Stanley & Co. Inc.	3/15/17	23,762
USD	502,714	AUD	675,793	Morgan Stanley & Co. Inc.	3/15/17	15,861
USD	416,029	AUD	559,893	Morgan Stanley & Co. Inc.	3/15/17	12,672
USD	327,824	AUD	439,851	Morgan Stanley & Co. Inc.	3/15/17	10,947
USD	2,675,883	CAD	3,586,299	Morgan Stanley & Co. Inc.	3/15/17	2,551

EnTrustPermal Alternative Select VIT Portfolio 2016 Annual Report	47

Notes to consolidated financial statements (cont’d)

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	30,124	EUR	28,182	Morgan Stanley & Co. Inc.	3/15/17	$355
USD	157,389	EUR	145,551	Morgan Stanley & Co. Inc.	3/15/17	3,641
USD	334,858	EUR	313,139	Morgan Stanley & Co. Inc.	3/15/17	4,084
USD	112,014	EUR	106,674	Morgan Stanley & Co. Inc.	3/15/17	(667)
USD	62,736	EUR	59,722	Morgan Stanley & Co. Inc.	3/15/17	(350)
USD	323,433	GBP	255,141	Morgan Stanley & Co. Inc.	3/15/17	8,453
USD	4,087,419	GBP	3,241,183	Morgan Stanley & Co. Inc.	3/15/17	86,074
USD	337,622	GBP	264,686	Morgan Stanley & Co. Inc.	3/15/17	10,859
USD	1,595,534	JPY	179,014,147	Morgan Stanley & Co. Inc.	3/15/17	58,598
USD	142,156	JPY	16,107,441	Morgan Stanley & Co. Inc.	3/15/17	3,865
USD	234,247	JPY	26,584,609	Morgan Stanley & Co. Inc.	3/15/17	6,003
USD	155,192	JPY	18,164,508	Morgan Stanley & Co. Inc.	3/15/17	(760)
USD	111,913	JPY	13,117,398	Morgan Stanley & Co. Inc.	3/15/17	(707)
USD	257,995	JPY	30,032,990	Morgan Stanley & Co. Inc.	3/15/17	145
USD	433,549	NOK	3,653,997	Morgan Stanley & Co. Inc.	3/15/17	10,210
USD	1,516,596	NOK	12,799,235	Morgan Stanley & Co. Inc.	3/15/17	33,721
USD	596,915	NOK	5,040,302	Morgan Stanley & Co. Inc.	3/15/17	12,964
USD	208,095	NZD	294,140	Morgan Stanley & Co. Inc.	3/15/17	4,179
USD	227,085	NZD	317,886	Morgan Stanley & Co. Inc.	3/15/17	6,707
USD	473,189	NZD	662,434	Morgan Stanley & Co. Inc.	3/15/17	13,949
USD	422,709	NZD	586,859	Morgan Stanley & Co. Inc.	3/15/17	15,862
USD	656,973	NZD	943,074	Morgan Stanley & Co. Inc.	3/15/17	3,176
USD	757,384	NZD	1,088,671	Morgan Stanley & Co. Inc.	3/15/17	2,651
USD	4,787,845	SEK	44,113,527	Morgan Stanley & Co. Inc.	3/15/17	(74,099)
USD	306,716	SEK	2,814,141	Morgan Stanley & Co. Inc.	3/15/17	(3,443)
USD	384,975	SEK	3,537,505	Morgan Stanley & Co. Inc.	3/15/17	(4,909)
USD	370,837	SEK	3,373,250	Morgan Stanley & Co. Inc.	3/15/17	(944)
USD	1,777,728	SGD	2,532,329	Morgan Stanley & Co. Inc.	3/15/17	29,699
USD	359,326	SGD	517,933	Morgan Stanley & Co. Inc.	3/15/17	1,805
USD	293,073	SGD	423,357	Morgan Stanley & Co. Inc.	3/15/17	836
USD	99,524	SGD	144,131	Morgan Stanley & Co. Inc.	3/15/17	33
USD	91,315	SGD	132,170	Morgan Stanley & Co. Inc.	3/15/17	80
USD	110,992	SGD	160,955	Morgan Stanley & Co. Inc.	3/15/17	(113)
USD	96,830	SGD	140,398	Morgan Stanley & Co. Inc.	3/15/17	(85)
Total						$(52,842)

Abbreviations used in this table:
AUD	— Australian Dollar
CAD	— Canadian Dollar
EUR	— Euro
GBP	— British Pound
JPY	— Japanese Yen
MXN	— Mexican Peso
NOK	— Norwegian Krone

48	EnTrustPermal Alternative Select VIT Portfolio 2016 Annual Report

Abbreviations used in this table: (cont’d)
NZD	— New Zealand Dollar
PLN	— Polish Zloty
SEK	— Swedish Krona
SGD	— Singapore Dollar
TRY	— Turkish Lira
USD	— United States Dollar
ZAR	— South African Rand

At December 31, 2016, the Portfolio had the following open swap contracts:

OTC TOTAL RETURN SWAPS
Swap Counterparty	Notional Amount*		Termination Date	Periodic Payments Made by the Portfolio	Periodic Payments Received by the Portfolio	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
Deutsche Bank AG	616,800	HKD	4/21/2017	BYD Co., Ltd.†	1-Month LIBOR plus 55 basis points	—	$13,107
Deutsche Bank AG	628,839	HKD	4/21/2017	HK Electric Investments and HK Electric Investments Ltd.†	1-Month LIBOR plus 55 basis points	—	12,465
Deutsche Bank AG	239,049	EUR	4/21/2017	1-Month LIBOR plus 110 basis points	EURO STOXX 50 Index†	—	11,611
Deutsche Bank AG	569,159	HKD	4/21/2017	CGN Power Co., Ltd.†	1-Month LIBOR plus 55 basis points	—	10,242
Deutsche Bank AG	961,039	HKD	4/21/2017	CNOOC Ltd.†	1-Month LIBOR plus 55 basis points	—	7,664
Deutsche Bank AG	310,072	HKD	4/21/2017	CLP Holdings Ltd.†	1-Month LIBOR plus 55 basis points	—	4,860
Deutsche Bank AG	31,427	GBP	4/21/2017	1-Month LIBOR plus 45 basis points	Ophir Energy PLC†	—	4,161
Deutsche Bank AG	253,265	EUR	4/21/2017	Stoxx Europe 600 Utilities†	1-Month LIBOR plus 110 basis points	—	2,309
Deutsche Bank AG	203,644	HKD	4/21/2017	Shanghai Electric Group Co., Ltd.†	1-Month LIBOR plus 55 basis points	—	(1,146)
Deutsche Bank AG	50,481	GBP	4/21/2017	National Grid PLC†	1-Month LIBOR plus 50 basis points	—	(1,257)
Deutsche Bank AG	46,065	GBP	4/21/2017	Centrica PLC†	1-Month LIBOR plus 50 basis points	—	(1,602)
Deutsche Bank AG	22,615	GBP	4/21/2017	Pennon Group PLC†	1-Month LIBOR plus 50 basis points	—	(1,716)
Deutsche Bank AG	40,488	GBP	4/21/2017	United Utilities PLC	1-Month LIBOR plus 50 basis points	—	(1,725)
Deutsche Bank AG	33,011	GBP	4/21/2017	SSE PLC†	1-Month LIBOR plus 50 basis points	—	(2,304)
Deutsche Bank AG	35,540	GBP	4/21/2017	Severn Trent PLC†	1-Month LIBOR plus 50 basis points	—	(2,698)
Deutsche Bank AG	71,361	EUR	4/21/2017	CAC 40 Index†	1-Month LIBOR plus 110 basis points	—	(6,775)

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Notes to consolidated financial statements (cont’d)

OTC TOTAL RETURN SWAPS
Swap Counterparty	Notional Amount*		Termination Date	Periodic Payments Made by the Portfolio	Periodic Payments Received by the Portfolio	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
Deutsche Bank AG	31,926	GBP	4/21/2017	Drax Group PLC†	1-Month LIBOR plus 50 basis points	—	$(7,776)
Deutsche Bank AG	50,300	EUR	4/28/2017	1-Month LIBOR plus 45 basis points	Obrascon Huarte Lain SA†	—	18,350
Deutsche Bank AG	60,124	EUR	4/28/2017	Abertis Infraestructuras SA†	1-Month LIBOR plus 50 basis points	—	522
Deutsche Bank AG	18,853	EUR	4/28/2017	Acciona SA†	1-Month LIBOR plus 50 basis points	—	(103)
Deutsche Bank AG	18,798	EUR	4/28/2017	Enagas SA†	1-Month LIBOR plus 50 basis points	—	(807)
Deutsche Bank AG	66,505	EUR	4/28/2017	1-Month LIBOR plus 45 basis points	Ferrovial SA†	—	(1,077)
Deutsche Bank AG	19,967	EUR	4/28/2017	Red Electrica Corporacion SA†	1-Month LIBOR plus 50 basis points	—	(1,756)
Deutsche Bank AG	37,335	EUR	4/28/2017	Endesa SA†	1-Month LIBOR plus 50 basis points	—	(4,297)
Deutsche Bank AG	37,728	EUR	4/28/2017	Gas Natural SDG SA†	1-Month LIBOR plus 50 basis points	—	(4,421)
Deutsche Bank AG	105,378	EUR	4/28/2017	1-Month LIBOR plus 45 basis points	Philips Lighting NV†	—	7,824
Deutsche Bank AG	257,682	EUR	4/28/2017	1-Month LIBOR plus 45 basis points	Suez Environnement Co.†	—	5,515
Deutsche Bank AG	33,311	EUR	4/28/2017	1-Month LIBOR plus 45 basis points	Vinci SA†	—	214
Deutsche Bank AG	20,126	EUR	4/28/2017	Energias de Portugal SA†	1-Month LIBOR plus 50 basis points	—	(114)
Deutsche Bank AG	56,429	EUR	4/28/2017	1-Month LIBOR plus 45 basis points	Groupe Eurotunnel SE†	—	(3,958)
Deutsche Bank AG	169,112	EUR	4/28/2017	1-Month LIBOR plus 45 basis points	Electricite de France†	—	(10,396)
Deutsche Bank AG	188,292	EUR	4/28/2017	1-Month LIBOR plus 45 basis points	EDP Renovaveis SA†	—	(21,207)
Deutsche Bank AG	31,456		5/1/2017	S-Oil Corp.†	1-Month LIBOR plus 60 basis points	—	2,142
Deutsche Bank AG	412,446	MXN	7/3/2017	Promotora y Operadora de Infraestructura S.A.B. de C.V.†	28 day TIIEplus 75 basis points	—	718
Deutsche Bank AG	1,663,175	MXN	7/3/2017	28 day TIIE plus 70 basis points	OHL Mexico SAB de CV†	—	(3,549)
Deutsche Bank AG	52,479		7/17/2017	1-Month LIBOR plus 75 basis points	PT Perusahaan Gas Negara Persero†	—	2,351
Deutsche Bank AG	78,571		12/5/2017	1-Month LIBOR plus 60 basis points	Korea Electric Power Corp.†	—	(7,014)
Deutsche Bank AG	29,539		4/24/2018	1-Month LIBOR plus 50 basis points	Cia Energetica de Minas Gerais†	—	1,147
Total							$19,504

50	EnTrustPermal Alternative Select VIT Portfolio 2016 Annual Report

*	Notional amount denominated in U.S. dollars, unless otherwise noted.

†	Periodic payments made/received by the Portfolio are based on the total return of the referenced entity.

Abbreviations used in this table:
EUR	— Euro
GBP	— British Pound
HKD	— Hong Kong Dollar
LIBOR	— London Interbank Offered Rate
MXN	— Mexican Peso
TIIE	— Interbank Equilibrium Interest Rate

4. Derivative instruments and hedging activities

Below is a table, grouped by derivative type, that provides information about the fair value and the location of derivatives within the Consolidated Statement of Assets and Liabilities at December 31, 2016.

ASSET DERIVATIVES[1]
	Interest Rate Risk	Foreign Exchange Risk	Equity Risk	Commodity Risk	Total
Purchased options[2]	—	—	$1,630	—	$1,630
Futures contracts[3]	$366	—	77,136	$39,052	116,554
OTC swap contracts[4]	—	—	105,202	—	105,202
Forward foreign currency contracts	—	$627,724	—	—	627,724
Total	$366	$627,724	$183,968	$39,052	$851,110

LIABILITY DERIVATIVES[1]
	Interest Rate Risk	Foreign Exchange Risk	Equity Risk	Commodity Risk	Total
Futures contracts[3]	$7,246	—	$14,939	$34,141	$56,326
OTC swap contracts[4]	—	—	85,698	—	85,698
Forward foreign currency contracts	—	$680,566	—	—	680,566
Total	$7,246	$680,566	$100,637	$34,141	$822,590

[1]

Generally, the balance sheet location for asset derivatives is receivables/net unrealized appreciation (depreciation) and for liability derivatives is payables/net unrealized appreciation (depreciation).

[2]	Market value of purchased options is reported in Investments at value in the Consolidated Statement of Assets and Liabilities.

[3]

Includes cumulative appreciation (depreciation) of futures contracts as reported in the footnotes. Only variation margin is reported within the receivables and/or payables on the Consolidated Statement of Assets and Liabilities.

[4]	Values include premiums paid (received) on swap contracts which are shown separately in the Consolidated Statement of Assets and Liabilities.

The following tables provide information about the effect of derivatives and hedging activities on the Portfolio’s Consolidated Statement of Operations for the year ended December 31, 2016. The first table provides additional detail about the amounts and sources of gains (losses) realized on derivatives during the period. The second table provides additional information about the change in unrealized appreciation (depreciation) resulting from the Portfolio’s derivatives and hedging activities during the period.

EnTrustPermal Alternative Select VIT Portfolio 2016 Annual Report	51

Notes to consolidated financial statements (cont’d)

AMOUNT OF REALIZED GAIN (LOSS) ON DERIVATIVES RECOGNIZED
	Interest Rate Risk	Foreign Exchange Risk	Credit Risk	Equity Risk	Commodity Risk	Total
Purchased options[1]	—	$(47,040)	—	$5,854	—	$(41,186)
Written options	—	(51,410)	—	(52,619)	—	(104,029)
Futures contracts	$174,144	—	—	(29,065)	$(84,218)	60,861
Swap contracts	—	—	$122	209,573	—	209,695
Forward foreign currency contracts[2]	—	582,875	—	—	—	582,875
Total	$174,144	$484,425	$122	$133,743	$(84,218)	$708,216

[1]	Net realized gain (loss) from purchased options is reported in net realized gain (loss) from investment transactions in the Consolidated Statement of Operations.

[2]	Net realized gain (loss) from forward foreign currency contracts is reported in net realized gain (loss) from foreign currency transactions in the Consolidated Statement of Operations.

CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON DERIVATIVES RECOGNIZED
	Interest Rate Risk	Foreign Exchange Risk	Credit Risk	Equity Risk	Commodity Risk	Total
Purchased options[1]	—	$26,988	—	$(111,255)	—	$(84,267)
Written options	—	(1,504)	—	42,329	—	40,825
Futures contracts	$(11,749)	—	—	87,561	$1,507	77,319
Swap contracts	—	—	$(130)	(85,427)	—	(85,557)
Forward foreign currency contracts[2]	—	$(62,352)	—	—	—	(62,352)
Total	$(11,749)	$(36,868)	$(130)	$(66,792)	$1,507	$(114,032)

[1]

The change in unrealized appreciation (depreciation) from purchased options is reported in the change in net unrealized appreciation (depreciation) from investments in the Consolidated Statement of Operations.

[2]

The change in unrealized appreciation (depreciation) from forward foreign currency contracts is reported in the change in net unrealized appreciation (depreciation) from foreign currencies in the Consolidated Statement of Operations.

During the year ended December 31, 2016, the volume of derivative activity for the Portfolio was as follows:

Average Market Value
Purchased options	$32,355
Written options†	23,228
Futures contracts (to buy)	26,894,552
Futures contracts (to sell)	4,339,180
Forward foreign currency contracts (to buy)	50,541,135
Forward foreign currency contracts (to sell)	55,112,045

Average Notional Balance
Credit default swap contracts (to sell protection)†	$2,308
Total return swap contracts	2,343,200

†	At December 31, 2016, there were no open positions held in this derivative.

52	EnTrustPermal Alternative Select VIT Portfolio 2016 Annual Report

The following table presents by financial instrument, the Portfolio’s derivative assets net of the related collateral received by the Portfolio at December 31, 2016:

	Gross Amount of Derivative Assets in the Consolidated Statement of Assets and Liabilities[1]	Collateral Received	Net Amount
Purchased options[2]	$1,630	—	$1,630
Futures contracts[3]	60,298	—	60,298
OTC swap contracts	105,202	—	105,202
Forward foreign currency contracts	627,724	—	627,724
Total	$794,854	—	$794,854

The following table presents by financial instrument, the Portfolio’s derivative liabilities net of the related collateral pledged by the Portfolio at December 31, 2016:

	Gross Amount of Derivative Liabilities in the Consolidated Statement of Assets and Liabilities[1]	Collateral Pledged[4,5]	Net Amount
OTC swap contracts	$85,698	$(85,698)	—
Forward foreign currency contracts	680,566	(229,101)	$451,465
Total	$766,264	$(314,799)	$451,465

[1]	Absent an event of default or early termination, derivative assets and liabilities are presented gross and not offset in the Consolidated Statement of Assets and Liabilities.

[2]	Market value of purchased options is reported in Investments at value in the Consolidated Statement of Assets and Liabilities.

[3]

Amount represents the current day’s variation margin as reported in the Consolidated Statement of Assets and Liabilities. It may differ from the cumulative appreciation (depreciation) presented in the previous table.

[4]	Gross amounts are not offset in the Consolidated Statement of Assets and Liabilities.

[5]	In some instances, the actual collateral received and/or pledged may be more than the amount shown here due to overcollateralization.

5. Shares of beneficial interest

At December 31, 2016, the Trust had an unlimited number of shares of beneficial interest authorized with a par value of $0.00001 per share.

Transactions in shares of the Portfolio were as follows:

	Year Ended December 31, 2016	Year Ended December 31, 2015
Class II
Shares sold	516,150	1,203,594
Shares issued on reinvestment	1,643	65,438
Shares repurchased	(140,221)	(5,481)
Net increase	377,572	1,263,551

EnTrustPermal Alternative Select VIT Portfolio 2016 Annual Report	53

Notes to consolidated financial statements (cont’d)

6. Income tax information and distributions to shareholders

The tax character of distributions paid during the fiscal years ended December 31, was as follows:

	2016	2015
Distributions paid from:
Ordinary Income	$15,000	$618,522
Net Long-term Capital Gains	—	22,385
Total Distributions Paid	$15,000	$640,907

As of December 31, 2016, the components of accumulated earnings (losses) on a tax basis were as follows:

Deferred Capital Losses*	(2,654,151)
Other book/tax temporary differences(a)	(49,429)
Unrealized appreciation (depreciation)(b)	223,951
Total accumulated earnings (losses) — net	$(2,479,629)

*	These capital losses have been deferred in the current year as either short-term or long-term losses. The losses will be deemed to occur on the first day of the next taxable year in the same character as they were originally deferred and will be available to offset future taxable capital gains.

(a)

Other book/tax temporary differences are attributable to the tax deferral of losses on straddles, the realization for tax purposes of unrealized gains (losses) on certain futures and foreign currency contracts, book/tax differences in the treatment of distributions from real estate investment trusts, book/tax differences in the treatment of swap contracts and book/tax differences in the timing of the deductibility of various expenses.

(b)

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable to the tax deferral of losses on wash sales and book/tax differences in the treatment of limited partnership investments.

7. Recent accounting pronouncement

In October 2016, the U.S. Securities and Exchange Commission adopted new rules and amended existing rules (together, the “final rules”) intended to modernize the reporting and disclosure of information by registered investment companies. In part, the final rules amend Regulation S-X and require standardized, enhanced disclosure about derivatives in investment company financial statements, as well as other amendments. The compliance date for the amendments to Regulation S-X is August 1, 2017. Management is currently evaluating the impact that the adoption of the amendments to Regulation S-X will have on the Portfolio’s financial statements and related disclosures.

8. Subsequent event

On January 17, 2017, the Portfolio announced that its Board of Trustees has determined that it is in the best interests of the Portfolio and its shareholders to terminate the Portfolio. The Portfolio is expected to cease operations on or about June 2, 2017. Before that date, in preparation for the termination of the Portfolio, at the discretion of portfolio management, the assets of the Portfolio will be liquidated and the Portfolio will cease to pursue its investment objective.

54	EnTrustPermal Alternative Select VIT Portfolio 2016 Annual Report

Report of independent registered public accounting firm

The Board of Trustees and Shareholders

Legg Mason Partners Variable Equity Trust:

We have audited the accompanying consolidated statement of assets and liabilities of EnTrustPermal Alternative Select VIT Portfolio (formerly Permal Alternative Select VIT Portfolio) (the “Portfolio”), a series of Legg Mason Partners Variable Equity Trust, including the consolidated schedule of investments, as of December 31, 2016, and the related consolidated statement of operations for the year then ended, and the consolidated statements of changes in net assets for each of the years in the two-year period then ended, and consolidated financial highlights for each of the years or periods in the three-year period then ended. These consolidated financial statements and consolidated financial highlights are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these consolidated financial statements and consolidated financial highlights based on our audits.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements and consolidated financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the consolidated financial statements. Our procedures included confirmation of securities owned as of December 31, 2016, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the consolidated financial statements and consolidated financial highlights referred to above present fairly, in all material respects, the financial position of EnTrustPermal Alternative Select VIT Portfolio as of December 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the three-year period then ended, in conformity with U.S. generally accepted accounting principles.

As discussed in Note 8 to the financial statements, the Fund’s Board of Trustees approved the liquidation and termination of the Fund subsequent to the date of the consolidated statement of assets and liabilities. Our opinion is not modified with respect to this matter.

New York, New York

February 24, 2017

EnTrustPermal Alternative Select VIT Portfolio 2016 Annual Report	55

Board approval of management and subadvisory agreements (unaudited)

At a meeting of the Trust’s Board of Trustees, the Board considered the re-approval for an annual period of the Investment Management Agreement of EnTrustPermal Alternative Select VIT Portfolio (the “Fund”), pursuant to which EnTrustPermal Management LLC (the “Manager”) serves as “manager of managers” for the Fund, and the Sub-Advisory Agreement between the Manager and Atlantic Investment Management, Inc. and the Trading Agreement between the Manager and BH-DG Systematic Trading LLP (together with Atlantic Investment Management, Inc., the “Sub-Advisers”) pursuant to which each Sub-Adviser provides day-to-day management of a percentage of the Fund’s portfolio allocated to it by the Manager. (The Sub-Advisory Agreement and Trading Agreement are together referred to as the “Sub-Advisory Agreements” and, together with the Investment Management Agreement, as the “Agreements.”) The Manager is a subsidiary of Legg Mason, Inc. The Trustees who are not “interested persons” (as defined in the Investment Company Act of 1940, as amended (the “Independent Trustees”)) of the Fund were assisted in their review by Fund counsel and independent legal counsel and met with independent legal counsel in executive sessions separate from representatives of the Manager and the Sub-Advisers. The Independent Trustees requested and received information from the Manager and the Sub-Advisers they deemed reasonably necessary for their review of the Agreements and the performance and services provided by the Manager and the Sub-Advisers. Included was information about the Manager, the Sub-Advisers and the Fund’s distributor, as well as the management, sub-advisory, administration and distribution arrangements and services provided to the Fund and other funds overseen by the Board. This information was initially reviewed, except in connection with the subsequent meeting, by a special committee of the Independent Trustees and then by the full Board.

In voting to approve the Agreements, the Independent Trustees considered whether the approval of the Agreements would be in the best interests of the Fund and its shareholders, an evaluation based on several factors including those discussed below.

Nature, extent and quality of the services provided to the fund under the agreements

The Board received and considered information regarding the nature, extent and quality of services provided to the Fund by the Manager and the Sub-Advisers under the Investment Management Agreement and Sub-Advisory Agreements, respectively, during the past year. The Independent Trustees considered information regarding the process by which the Manager selected and recommended the Sub-Advisers for Board approval and the Manager’s supervisory activities over the Sub-Advisers. In addition, the Independent Trustees received and considered other information regarding the administrative and other services rendered to the Fund and its shareholders by the Manager and its affiliates. The Board noted information received at regular meetings throughout the year related to the services rendered by the Manager in its management of another fund in the Legg Mason fund complex. The Independent Trustees considered each Sub-Adviser’s specific responsibilities in all aspects of the day-to-day management of the portion of the Fund’s assets allocated to it,

56	EnTrustPermal Alternative Select VIT Portfolio

as well as the qualifications, experience and responsibilities of the persons who would serve as the portfolio managers for the segment of the Fund’s assets to be managed by the respective Sub-Adviser, and other key personnel at the Sub-Adviser. The Independent Trustees specifically took into account each Sub-Adviser’s investment process and capabilities, evaluating how the Sub-Adviser would complement each of the other Sub-Advisers. The Independent Trustees also discussed the acceptability of the terms of the Sub-Advisory Agreements. The Independent Trustees also considered the Manager’s favorable assessment of the nature and quality of the sub-advisory services provided or expected to be provided to the Fund by each Sub-Adviser. The Board reviewed information received from the Manager and the Fund’s Chief Compliance Officer regarding the Fund’s compliance policies and procedures established pursuant to Rule 38a-1 under the Investment Company Act of 1940, as amended, and those of each Sub-Adviser.

The Trustees then discussed with representatives of management the portfolio management strategy of the Fund’s portfolio managers. The Trustees noted that the Manager was committed to providing the resources necessary to assist the Fund’s portfolio managers in managing the Fund. The Board also considered, based on its knowledge of the Manager and the Manager’s affiliates, the financial resources available to Legg Mason, Inc.

The Board also considered the division of responsibilities among the Manager and the Sub-Advisers and the oversight provided by the Manager and its affiliates. The Board also considered the Manager’s and Sub-Advisers’ brokerage policies and practices, the standards applied in seeking best execution, their policies and practices regarding soft dollars, and the existence of quality controls applicable to brokerage allocation procedures.

The Board concluded that, overall, it was satisfied with the nature, extent and quality of services provided and expected to be provided under the respective Agreement by the Manager and the Sub-Advisers.

Fund performance

The Board received and reviewed performance information for the Fund and for all retail and institutional alternative other funds (i.e., funds that seek total returns through the use of alternative investment strategies) underlying variable insurance products (the “Performance Universe”) selected by Lipper, Inc. (“Lipper”), an independent provider of investment company data. The Board was provided with a description of the methodology Lipper used to determine the similarity of the Fund with the funds included in the Performance Universe. The Trustees noted that they also had received and discussed with management at periodic intervals information on the investment performance of the Fund in comparison to similar mutual funds and benchmark performance indices. The information comparing the Fund’s performance to that of the Performance Universe was for the one-year period ended June 30, 2016. The Fund performed below the median performance of the funds in the Performance Universe for the period. The Board reviewed performance information provided by the Manager for periods ended September 30, 2016, which showed

EnTrustPermal Alternative Select VIT Portfolio	57

Board approval of management and subadvisory agreements (unaudited) (cont’d)

that the Fund’s performance was below the Lipper category average during the third quarter. The Board also reviewed information prepared by Lipper comparing the Fund’s annualized total return for the one-year period ended June 30, 2016 in relation to the Fund’s standard deviation to that of the funds in the Performance Universe. The Trustees then discussed with representatives of management the portfolio management strategy of the Fund’s portfolio managers and the reasons for the Fund’s underperformance versus the Performance Universe during the periods under review. Based on its review, the Board determined to continue to evaluate the Fund’s performance and directed the Independent Trustees’ performance committee to continue to periodically review Fund performance with the Manager and report to the full Board during periods between Board meetings.

Management fees and expense ratios

The Board reviewed and considered the contractual management fee (the “Contractual Management Fee”) payable by the Fund to the Manager in light of the nature, extent and quality of the management and sub-advisory services provided and expected to be provided by the Manager and the Sub-Advisers, respectively. The Board noted that the Manager, and not the Fund, pays the sub-advisory fees to the Sub-Advisers and, accordingly, that the retention of the Sub-Advisers does not increase the fees and expenses incurred by the Fund. In addition, because of the Manager’s fee waiver and/or expense reimbursement arrangement that was in effect for the Fund, which reduced the management fee paid to the Manager, the Board also reviewed and considered the actual management fee rate (after taking into account waivers and reimbursements) (the “Actual Management Fee”).

The Board also noted that the Manager and its affiliates provide the Fund with regulatory compliance and administrative services, office facilities and Fund officers (including the Fund’s chief financial, chief legal and chief compliance officers), and that the Manager coordinates and oversees the provision of services to the Fund by the Sub-Advisers. Management also discussed with the Board the Fund’s distribution arrangements, including how amounts received by the Fund’s distributor are expended, and the fees received and expenses incurred in connection with such arrangements by affiliates of the Manager.

Additionally, the Board received and considered information comparing the Fund’s Contractual Management Fee and Actual Management Fee and the Fund’s overall expense ratio with those of a group of seven alternative other funds underlying variable insurance products selected by Lipper as comparable to the Fund (the “Expense Group”), and a broader group of funds selected by Lipper consisting of all alternative other funds underlying variable insurance products (the “Expense Universe”). This information showed that the Fund’s Contractual Management Fee was higher than the median of management fees paid by the funds in the Expense Group and that the Fund’s Actual Management Fee was lower than the median of management fees paid by the funds in the Expense Group. This information also showed that the Fund’s total expense ratio was higher than the median of the total expense ratios of the funds in the Expense Group and the funds in the Expense Universe. The Trustees also noted the Manager’s fee waiver and/or expense reimbursement arrangement.

58	EnTrustPermal Alternative Select VIT Portfolio

Manager profitability

The Board received and considered a profitability analysis of the Manager and its affiliates in providing services to the Fund. The Board also received profitability information with respect to the Legg Mason fund complex as a whole. In addition, the Board received information with respect to the Manager’s allocation methodologies used in preparing this profitability data as well as a report from an outside consultant that had reviewed the Manager’s methodology. The Board noted the profitability percentage ranges determined by appropriate court cases to be reasonable given the services rendered to investment companies. The Board determined that the Manager’s profitability was not excessive in light of the nature, extent and quality of the services provided to the Fund.

Economies of scale

The Board received and considered information regarding whether there have been economies of scale with respect to the management of the Fund as the Fund’s assets grow, whether the Fund has appropriately benefited from any economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered whether economies of scale in the provision of services to the Fund were being passed along to the shareholders.

The Board noted that to the extent the Fund’s assets increase over time, the Fund and its shareholders should realize economies of scale as certain expenses, such as fixed fund fees, become a smaller percentage of overall assets. The Board noted that it appeared that the benefits of any economies of scale also would be appropriately shared with shareholders through increased investment in fund management and administration resources.

Taking all of the above into consideration, the Board determined that the management fee was reasonable in light of the performance and comparative expense information and the nature, extent and quality of the services provided to the Fund under the Agreements.

Other benefits to the manager and sub-advisers

The Board considered other benefits received by the Manager and its affiliates and the Sub-Advisers as a result of their relationship with the Fund. In light of the costs of providing investment management and other services to the Fund and the Manager’s commitment to the Fund, any other ancillary benefits that the Manager and its affiliates received were considered reasonable. The Trustees noted that the Sub-Advisers may direct Fund brokerage transactions to certain brokers to obtain research and other services. However, the Trustees acknowledged that the Sub-Advisers were required to select brokers who met the Fund’s requirements for seeking best execution, and that the Fund’s administrator monitored and evaluated trade execution with respect to Fund brokerage transactions and would provide reports to the Board on these matters at least annually and more frequently as requested by the Board. The Trustees concluded that the benefits that the Sub-Advisers may receive by virtue of their relationship with the Fund also appeared to be reasonable.

EnTrustPermal Alternative Select VIT Portfolio	59

Board approval of management and subadvisory agreements (unaudited) (cont’d)

Based on their discussions and considerations, including those described above, the Trustees approved the Investment Management Agreement and the Sub-Advisory Agreements to continue for another year.

No single factor reviewed by the Board was identified by the Board as the principal factor in determining whether to approve the Investment Management Agreement and the Sub-Advisory Agreements.

60	EnTrustPermal Alternative Select VIT Portfolio

Additional information (unaudited)

Information about Trustees and Officers

The business and affairs of EnTrustPermal Alternative Select VIT Portfolio (the “Portfolio”) are conducted by management under the supervision and subject to the direction of its Board of Trustees. The business address of each Trustee is c/o Jane Trust, Legg Mason, 100 International Drive, 11th Floor, Baltimore, Maryland 21202. Information pertaining to the Trustees and officers of the Portfolio is set forth below.

The Statement of Additional Information includes additional information about Trustees and is available, without charge, upon request by calling the Portfolio at 1-877-721-1926.

Independent Trustees†
Paul R. Ades
Year of birth	1940
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1983
Principal occupation(s) during past five years	Paul R. Ades, PLLC (law firm) (since 2000)
Number of funds in fund complex overseen by Trustee	48
Other board memberships held by Trustee during past five years	None

Andrew L. Breech
Year of birth	1952
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1991
Principal occupation(s) during past five years	President, Dealer Operating Control Service, Inc. (automotive retail management) (since 1985)
Number of funds in fund complex overseen by Trustee	48
Other board memberships held by Trustee during past five years	None

Dwight B. Crane
Year of birth	1937
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1981
Principal occupation(s) during past five years	Professor Emeritus, Harvard Business School (since 2007); formerly, Professor, Harvard Business School (1969 to 2007); Independent Consultant (since 1969)
Number of funds in fund complex overseen by Trustee	48
Other board memberships held by Trustee during past five years	None

EnTrustPermal Alternative Select VIT Portfolio	61

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Independent Trustees cont’d
Althea L. Duersten
Year of birth	1951
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 2014
Principal occupation(s) during past five years	Retired (since 2011); formerly, Chief Investment Officer, North America, JPMorgan Chase (investment bank) and member of JPMorgan Executive Committee (2007 to 2011)
Number of funds in fund complex overseen by Trustee	48
Other board memberships held by Trustee during past five years	None

Frank G. Hubbard
Year of birth	1937
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1993
Principal occupation(s) during past five years	President, Fealds, Inc. (business development) (since 2016); formerly, President, Avatar International Inc. (business development) (1998 to 2015)
Number of funds in fund complex overseen by Trustee	48
Other board memberships held by Trustee during past five years	None

Howard J. Johnson
Year of birth	1938
Position(s) with Trust	Trustee and Chairman
Term of office[1] and length of time served[2]	From 1981 to 1998 and since 2000 (Chairman since 2013)
Principal occupation(s) during past five years	Chief Executive Officer, Genesis Imaging LLC (technology company) (since 2003)
Number of funds in fund complex overseen by Trustee	48
Other board memberships held by Trustee during past five years	None

Jerome H. Miller
Year of birth	1938
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1995
Principal occupation(s) during past five years	Retired
Number of funds in fund complex overseen by Trustee	48
Other board memberships held by Trustee during past five years	None

62	EnTrustPermal Alternative Select VIT Portfolio

Independent Trustees cont’d
Ken Miller
Year of birth	1942
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1983
Principal occupation(s) during past five years	Retired; formerly, President, Young Stuff Apparel Group, Inc. (apparel manufacturer), division of Li & Fung (1963 to 2012)
Number of funds in fund complex overseen by Trustee	48
Other board memberships held by Trustee during past five years	None

John J. Murphy
Year of birth	1944
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 2002
Principal occupation(s) during past five years	Founder and Senior Principal, Murphy Capital Management (investment management) (since 1983)
Number of funds in fund complex overseen by Trustee	48
Other board memberships held by Trustee during past five years	Trustee, UBS Funds (24 funds) (since 2008); Trustee, Consulting Group Capital Markets Funds (10 funds) (since 2002); Director, Fort Dearborn Income Securities, Inc. (since 2013); formerly, Director, Nicholas Applegate Institutional Funds (12 funds) (2005 to 2010)

Thomas F. Schlafly
Year of birth	1948
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1983
Principal occupation(s) during past five years	Chairman, The Saint Louis Brewery, LLC (brewery) (since 2012); formerly, President, The Saint Louis Brewery, Inc. (1989 to 2012); Partner, Thompson Coburn LLP (law firm) (since 2009)
Number of funds in fund complex overseen by Trustee	48
Other board memberships held by Trustee during past five years	Director, Citizens National Bank of Greater St. Louis (since 2006)

EnTrustPermal Alternative Select VIT Portfolio	63

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Interested Trustee and Officer
Jane Trust[3]
Year of birth	1962
Position(s) with Trust	Trustee, President and Chief Executive Officer
Term of office[1] and length of time served[2]	Since 2015
Principal occupation(s) during past five years	Managing Director of Legg Mason & Co., LLC (“Legg Mason & Co.”) (since 2016); Officer and/or Trustee/Director of 156 funds associated with Legg Mason Partners Fund Advisor, LLC (“LMPFA”) or its affiliates (since 2015); President and Chief Executive Officer of LMPFA (since 2015); formerly, Senior Vice President of LMPFA (2015); Director of ClearBridge, LLC (formerly, Legg Mason Capital Management, LLC) (2007 to 2014); Managing Director of Legg Mason Investment Counsel & Trust Co. (2000 to 2007)
Number of funds in fund complex overseen by Trustee	149
Other board memberships held by Trustee during past five years	None

Additional Officers
Ted P. Becker Legg Mason 620 Eighth Avenue, 49th Floor, New York, NY 10018
Year of birth	1951
Position(s) with Trust	Chief Compliance Officer
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years	Director of Global Compliance at Legg Mason (since 2006); Chief Compliance Officer of LMPFA (since 2006); Managing Director of Compliance of Legg Mason & Co. (since 2005); Chief Compliance Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006)

Susan Kerr Legg Mason 620 Eighth Avenue, 49th Floor, New York, NY 10018
Year of birth	1949
Position(s) with Trust	Chief Anti-Money Laundering Compliance Officer
Term of office[1] and length of time served[2]	Since 2013
Principal occupation(s) during past five years	Assistant Vice President of Legg Mason & Co. and Legg Mason Investor Services, LLC (“LMIS”) (since 2010); Chief Anti-Money Laundering Compliance Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2013) and Anti-Money Laundering Compliance Officer of LMIS (since 2012); Senior Compliance Officer of LMIS (since 2011); formerly, AML Consultant, DTCC (2010); AML Consultant, Rabobank Netherlands, (2009); First Vice President, Director of Marketing & Advertising Compliance and Manager of Communications Review Group at Citigroup Inc. (1996 to 2008)

64	EnTrustPermal Alternative Select VIT Portfolio

Additional Officers cont’d
Jenna Bailey Legg Mason 100 First Stamford Place, 6th Floor, Stamford, CT 06902
Year of birth	1978
Position(s) with Trust	Identity Theft Prevention Officer
Term of office[1] and length of time served[2]	Since 2015
Principal occupation(s) during past five years	Identity Theft Prevention Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2015); Compliance Officer of Legg Mason & Co. (since 2013); Assistant Vice President of Legg Mason & Co. (since 2011); formerly, Associate Compliance Officer of Legg Mason & Co. (2011 to 2013); Risk Manager of U.S. Distribution of Legg Mason & Co. (2007 to 2011)

Robert I. Frenkel Legg Mason 100 First Stamford Place, 6th Floor, Stamford, CT 06902
Year of birth	1954
Position(s) with Trust	Secretary and Chief Legal Officer
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years	Vice President and Deputy General Counsel of Legg Mason (since 2006); Managing Director and General Counsel — U.S. Mutual Funds for Legg Mason & Co. (since 2006) and Legg Mason & Co. predecessors (since 1994); Secretary and Chief Legal Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006)

Thomas C. Mandia Legg Mason 100 First Stamford Place, 6th Floor, Stamford, CT 06902
Year of birth	1962
Position(s) with Trust	Assistant Secretary
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years	Managing Director and Deputy General Counsel of Legg Mason & Co. (since 2005) and Legg Mason & Co. predecessors (prior to 2005); Secretary of LMPFA (since 2006); Assistant Secretary of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006); Secretary of LM Asset Services, LLC (“LMAS”) (since 2002) and Legg Mason Fund Asset Management, Inc. (“LMFAM”) (since 2013) (formerly registered investment advisers)

EnTrustPermal Alternative Select VIT Portfolio	65

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Additional Officers cont’d
Richard F. Sennett Legg Mason 100 International Drive, 7th Floor, Baltimore, MD 21202
Year of birth	1970
Position(s) with Trust	Principal Financial Officer
Term of office[1] and length of time served[2]	Since 2011
Principal occupation(s) during past five years	Principal Financial Officer and Treasurer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2011 and since 2013); Managing Director of Legg Mason & Co. and Senior Manager of the Treasury Policy group for Legg Mason & Co.’s Global Fiduciary Platform (since 2011); formerly, Chief Accountant within the SEC’s Division of Investment Management (2007 to 2011); Assistant Chief Accountant within the SEC’s Division of Investment Management (2002 to 2007)

Christopher Berarducci Legg Mason 620 Eighth Avenue, 49th Floor, New York, NY 10018
Year of birth	1974
Position(s) with Trust	Treasurer
Term of office[1] and length of time served[2]	Since 2014
Principal occupation(s) during past five years	Director of Legg Mason & Co. (since 2015); Treasurer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2010); formerly, Vice President of Legg Mason & Co. (2011 to 2015); Assistant Controller of certain mutual funds associated with Legg Mason & Co. or its affiliates (prior to 2010)

Jeanne M. Kelly Legg Mason 620 Eighth Avenue, 49th Floor, New York, NY 10018
Year of birth	1951
Position(s) with Trust	Senior Vice President
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years	Senior Vice President of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2007); Senior Vice President of LMPFA (since 2006); President and Chief Executive Officer of LMAS and LMFAM (since 2015); Managing Director of Legg Mason & Co. (since 2005) and Legg Mason & Co. predecessors (prior to 2005); formerly, Senior Vice President of LMFAM (2013 to 2015)

†	Trustees who are not “interested persons” of the Portfolio within the meaning of Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”).

[1]	Each Trustee and officer serves until his or her respective successor has been duly elected and qualified or until his or her earlier death, resignation, retirement or removal.

[2]	Indicates the earliest year in which the Trustee became a board member for a fund in the Legg Mason fund complex or the officer took such office.

[3]	Ms. Trust is an “interested person” of the Portfolio, as defined in the 1940 Act, because of her position with LMPFA and/or certain of its affiliates.

66	EnTrustPermal Alternative Select VIT Portfolio

Important tax information (unaudited)

The following information is provided with respect to the distributions paid during the taxable year ended December 31, 2016:

Record date:	6/7/2016
Payable date:	6/8/2016
Dividends qualifying for the dividends
received deduction for corporations	6.62%

Please retain this information for your records.

EnTrustPermal Alternative Select VIT Portfolio	67

EnTrustPermal

Alternative Select VIT Portfolio

Trustees

Paul R. Ades

Andrew L. Breech

Dwight B. Crane

Althea L. Duersten

Frank G. Hubbard

Howard J. Johnson Chairman

Jerome K. Miller

Ken Miller

John J. Murphy

Thomas F. Schlafly

Jane Trust

Investment manager

EnTrustPermal Management LLC

Subadvisers

Atlantic Investment Management, Inc.

BH-DG Systematic Trading LLP

Electron Capital Partners, LLC

First Quadrant, L.P.

Distributor

Legg Mason Investor Services, LLC

Custodian

State Street Bank and Trust Company

Transfer agent

BNYMellon Investment Servicing (US) Inc.

4400 Computer Drive

Westborough, MA 01581

Independent registered public accounting firm

KPMG LLP

345 Park Avenue

New York, NY 10154

EnTrustPermal Alternative Select VIT Portfolio

The Portfolio is a separate investment series of Legg Mason Partners Equity Variable Trust, a Maryland statutory trust.

EnTrustPermal Alternative Select VIT Portfolio

Legg Mason Funds

620 Eighth Avenue, 49th Floor

New York, NY 10018

The Portfolio files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Portfolio’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Portfolio’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q, shareholders can call the Portfolio at 1-877-721-1926.

Information on how the Portfolio voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Portfolio uses to determine how to vote proxies related to portfolio transactions are available (1) without charge, upon request, by calling the Portfolio at 1-877-721-1926. (2) at www.leggmason.com/variablefunds and (3) on the SEC’s website at www.sec.gov.

This report is submitted for the general information of the shareholders of EnTrustPermal Alternative Select VIT Portfolio. This report is not authorized for distribution to prospective investors in the Portfolio unless preceded or accompanied by a current prospectus.

Investors should consider the Portfolio’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the Portfolio. Please read the prospectus carefully before investing.

www.leggmason.com

© 2017 Legg Mason Investor Services, LLC

Member FINRA, SIPC

Legg Mason Funds Privacy and Security Notice

Your Privacy and the Security of Your Personal Information is Very Important to the Legg Mason Funds

This Privacy and Security Notice (the “Privacy Notice”) addresses the Legg Mason Funds’ privacy and data protection practices with respect to nonpublic personal information the Funds receive. The Legg Mason Funds include any funds sold by the Funds’ distributor, Legg Mason Investor Services, LLC, as well as Legg Mason-sponsored closed-end funds and certain closed-end funds managed or sub-advised by Legg Mason or its affiliates. The provisions of this Privacy Notice apply to your information both while you are a shareholder and after you are no longer invested with the Funds.

The Type of Nonpublic Personal Information the Funds Collect About You

The Funds collect and maintain nonpublic personal information about you in connection with your shareholder account. Such information may include, but is not limited to:

•	Personal information included on applications or other forms;

•	Account balances, transactions, and mutual fund holdings and positions;

•	Online account access user IDs, passwords, security challenge question responses; and

•	Information received from consumer reporting agencies regarding credit history and creditworthiness (such as the amount of an individual’s total debt, payment history, etc.).

How the Funds Use Nonpublic Personal Information About You

The Funds do not sell or share your nonpublic personal information with third parties or with affiliates for their marketing purposes, or with other financial institutions or affiliates for joint marketing purposes, unless you have authorized the Funds to do so. The Funds do not disclose any nonpublic personal information about you except as may be required to perform transactions or services you have authorized or as permitted or required by law. The Funds may disclose information about you to:

•	Employees, agents, and affiliates on a “need to know” basis to enable the Funds to conduct ordinary business or comply with obligations to government regulators;

•

Service providers, including the Funds’ affiliates, who assist the Funds as part of the ordinary course of business (such as printing, mailing services, or processing or servicing your account with us) or otherwise perform services on the Funds’ behalf, including companies that may perform marketing services solely for the Funds;

•	The Funds’ representatives such as legal counsel, accountants and auditors; and

•	Fiduciaries or representatives acting on your behalf, such as an IRA custodian or trustee of a grantor trust.

NOT PART OF THE ANNUAL REPORT

Legg Mason Funds Privacy and Security Notice (cont’d)

Except as otherwise permitted by applicable law, companies acting on the Funds’ behalf are contractually obligated to keep nonpublic personal information the Funds provide to them confidential and to use the information the Funds share only to provide the services the Funds ask them to perform.

The Funds may disclose nonpublic personal information about you when necessary to enforce their rights or protect against fraud, or as permitted or required by applicable law, such as in connection with a law enforcement or regulatory request, subpoena, or similar legal process. In the event of a corporate action or in the event a Fund service provider changes, the Funds may be required to disclose your nonpublic personal information to third parties. While it is the Funds’ practice to obtain protections for disclosed information in these types of transactions, the Funds cannot guarantee their privacy policy will remain unchanged.

Keeping You Informed of the Funds’ Privacy and Security Practices

The Funds will notify you annually of their privacy policy as required by federal law. While the Funds reserve the right to modify this policy at any time they will notify you promptly if this privacy policy changes.

The Funds’ Security Practices

The Funds maintain appropriate physical, electronic and procedural safeguards designed to guard your nonpublic personal information. The Funds’ internal data security policies restrict access to your nonpublic personal information to authorized employees, who may use your nonpublic personal information for Fund business purposes only.

Although the Funds strive to protect your nonpublic personal information, they cannot ensure or warrant the security of any information you provide or transmit to them, and you do so at your own risk. In the event of a breach of the confidentiality or security of your nonpublic personal information, the Funds will attempt to notify you as necessary so you can take appropriate protective steps. If you have consented to the Funds using electronic communications or electronic delivery of statements, they may notify you under such circumstances using the most current email address you have on record with them.

In order for the Funds to provide effective service to you, keeping your account information accurate is very important. If you believe that your account information is incomplete, not accurate or not current, or if you have questions about the Funds’ privacy practices, write the Funds using the contact information on your account statements, email the Funds by clicking on the Contact Us section of the Funds’ website at www.leggmason.com, or contact the Fund at 1-877-721-1926.

NOT PART OF THE ANNUAL REPORT

www.leggmason.com

© 2017 Legg Mason Investor Services, LLC Member FINRA, SIPC

PRML109605 2/17 SR17-2991

ITEM 2.	CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Trustees of the registrant has determined that Dwight B. Crane possesses the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as an “audit committee financial expert,” and has designated Dwight B. Crane as the Audit Committee’s financial expert. Dwight B. Crane is an “independent” Trustee pursuant to paragraph (a)(2) of Item 3 to Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

a) Audit Fees. The aggregate fees billed in the previous fiscal years ending December 31, 2015 and December 31, 2016 (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $318,825 in December 31, 2015 and $418,495 in December 31, 2016.

b) Audit-Related Fees. The aggregate fees billed in the Reporting Period for assurance and related services by the Auditor that are reasonably related to the performance of the Registrant’s financial statements were $0 in December 31, 2015 and $0 in December 31, 2016.

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice and tax planning (“Tax Services”) were $50,780 in December 31, 2015 and $49,560 in December 31, 2016. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held.

There were no fees billed for tax services by the Auditors to service affiliates during the Reporting Periods that required pre-approval by the Audit Committee.

d) All Other Fees. There were no other fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) of this Item for the Legg Mason Partners Variable Equity Trust.

All Other Fees. There were no other non-audit services rendered by the Auditor to Legg Mason Partners Fund Advisors, LLC (“LMPFA”), and any entity controlling, controlled by or under common control with LMPFA that provided ongoing services to Legg Mason Partners Variable Equity Trust requiring pre-approval by the Audit Committee in the Reporting Period.

(e) Audit Committee’s pre-approval policies and procedures described in paragraph (c) (7) of Rule 2-01 of Regulation S-X.

(1) The Charter for the Audit Committee (the “Committee”) of the Board of each registered investment company (the “Fund”) advised by LMPFA or one of their affiliates (each, an “Adviser”) requires that the Committee shall approve (a) all audit and permissible non-audit services to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent auditors to the Adviser and any Covered Service Providers if the engagement relates directly to the operations and financial reporting of the Fund. The Committee may implement policies and procedures by which such services are approved other than by the full Committee.

The Committee shall not approve non-audit services that the Committee believes may impair the independence of the auditors. As of the date of the approval of this Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser and any service providers controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund (“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) the Adviser and (c) any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(2) For the Legg Mason Partners Variable Equity Trust, the percentage of fees that were approved by the audit committee, with respect to: Audit-Related Fees were 100% and 100% for December 31, 2015 and December 31, 2016; Tax Fees were 100% and 100% for December 31, 2015 and December 31, 2016; and Other Fees were 100% and 100% for December 31, 2015 and December 31, 2016.

(f) N/A

(g) Non-audit fees billed by the Auditor for services rendered to Legg Mason Partners Variable Equity Trust, LMPFA and any entity controlling, controlled by, or under common control with LMPFA that provides ongoing services to Legg Mason Partners Variable Equity Trust during the reporting period were $0 in 2016.

(h) Yes. Legg Mason Partners Variable Equity Trust’s Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Accountant’s independence. All services provided by the Auditor to the Legg Mason Partners Variable Equity Trust or to Service Affiliates, which were required to be pre-approved, were pre-approved as required.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

a)	The independent board members are acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act. The Audit Committee consists of the following Board members:

Paul R. Ades

Andrew L. Breech

Dwight B. Crane

Althea L. Duersten

Frank G. Hubbard

Howard J. Johnson

Jerome H. Miller

Ken Miller

John J. Murphy

Thomas F. Schlafly

b)	Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a) (1) Code of Ethics attached hereto.

Exhibit 99.CODE ETH

(a) (2) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Legg Mason Partners Variable Equity Trust

By:	/s/ Jane Trust
Jane Trust
Chief Executive Officer

Date: February 27, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Jane Trust
Jane Trust
Chief Executive Officer

Date: February 27, 2017

By:	/s/ Richard F. Sennett
Richard F. Sennett
Principal Financial Officer

Date: February 27, 2017